UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Aeries Technology, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL MEETING OF

AERIES TECHNOLOGY, INC.

To Be Held on March 3, 2026

This Annual General Meeting (the “Annual Meeting,” or the “2026 Annual Meeting”) of Aeries Technology, Inc., a Cayman Islands exempted company (the “Company”), is scheduled to be held on March 3, 2026, at 8:30 a.m. Eastern Time virtually via the internet and in person at 5000 Centregreen Way #500, Cary, NC 27513.

The Annual Meeting will also be held virtually via live audio-only webcast at https://www.cstproxy.com/aeriestechnology/2026, but the physical location of the Annual Meeting will remain at the location specified above for the purposes of the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Articles”). If you attend the Annual Meeting virtually, you will be able to vote your ordinary shares electronically by Internet and submit questions online during the meeting by logging in to the website specified above using the control number provided directly by Continental Stock Transfer & Trust Company (“Continental”) if you are a shareholder of record as described in the “Questions and Answers About Our Annual Meeting” (the “Q & A”) section under “If I am a shareholder of record, how do I vote my shares?” below, or if you hold shares through a broker, by following the instructions to obtain a legal proxy and submitting it to Continental for a control number as outlined in the Q & A under “How do I register to attend the Annual Meeting virtually?”.

The purposes of the Annual Meeting are:

1. Director Appointment Proposal. To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta, Nina B. Shapiro and Bhisham (Ajay) Khare be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal; and

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal.

1d. To resolve, by ordinary resolution, that Bhisham (Ajay) Khare be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal.

2. Auditor Selection Proposal. To resolve, by ordinary resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal year ended March 31, 2026 be confirmed, adopted, approved and ratified in all respects;

3. Share Consolidation Proposal. To resolve, by ordinary resolution, that the Company’s Board of Directors (the “Board”) be authorized to effect a consolidation of the Company’s authorized and issued Class A ordinary shares, at a ratio of up to one-for-ten (1:10) (the “Approved Consolidation Ratio”), with the exact ratio to be set at a whole number within this range, as determined by the Board in its sole discretion to be implemented at such date and time as determined by the Board, provided such implementation occurs prior to the Company’s next annual general meeting, if at all, as determined by the Board in its sole discretion, and that, upon implementation, each such number of Class A ordinary shares of the Company, whether issued or unissued, as is equal to the consequent of the Approved Consolidation Ratio shall be consolidated into one Class A ordinary share of the Company with a par value equal to US$0.0001 multiplied by the consequent of the Approved Consolidation Ratio, such that upon implementation the authorized share capital of the Company shall be amended from US$50,500.0001 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 1 Class V ordinary share of a par value of US$0.0001 and 5,000,000 preference shares of a par value of US$0.0001 each, to US$50,500.0001 divided into (i) such number of Class A ordinary shares as is determined by dividing 500,000,000 by the consequent of the Approved Consolidation Ratio (the “Consolidated Class A Ordinary Shares”) each of a par value equal to the amount in US$ as is determined by multiplying US$0.0001 by the consequent of the Approved Consolidation Ratio (the “Consolidated Class A Ordinary Shares Par Value”), (ii) 1 Class V ordinary share of a par value of US$0.0001 and (iii) 5,000,000 preference shares of a par value of US$0.0001 (the “Consolidated Authorized Share Capital”);

4. Articles Amendment Proposal to Reflect Share Consolidation. To resolve, by special resolution, that subject to the shareholder approval of the Share Consolidation Proposal and contingent upon the Board’s positive decision to implement a consolidation of Class A ordinary shares as authorized by the Share Consolidation Proposal, Section 5 of the Company’s Second Amended and Restated Memorandum of Association and the definition of “Class A Shares” in the Company’s Articles be amended to reflect the effect of the share consolidation; and

5. Articles Amendment Proposal to Amend Section 26.1. To resolve, by special resolution, that Section 26.1 of the Articles be amended by replacing the section in its entirety with the Amendment No. 1 to the Articles, a copy of which is attached to the accompanying proxy.

In addition, shareholders may be asked to consider and vote upon such other business as may properly come before the meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy card will vote in their discretion the shares represented by all properly executed proxies.

The foregoing items of business are more fully described in the proxy statement accompanying this notice of the Annual Meeting.

We have established 5:00 p.m., Eastern Time on January 28, 2026 as the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only holders of ordinary shares as of the record date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Execution of a proxy will not in any way affect your right to attend and vote at the Annual Meeting, and any person giving a proxy has the right to revoke it at any time before it is exercised. Each shareholder may appoint only one proxy holder or representative to attend the meeting on their behalf.

Our Board unanimously recommends that you vote FOR each of the resolutions included in the proxy as set out below:

Resolution No.	Resolution	Board Vote Recommendation
1

To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta, Nina B. Shapiro and Bhisham (Ajay) Khare be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal; and

1d. To resolve, by ordinary resolution, that Bhisham (Ajay) Khare be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal.

For each nominee

2	To resolve, by ordinary resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal year ended March 31, 2026 be confirmed, adopted, approved and ratified in all respects.	For

3	To resolve, by ordinary resolution, that the Company’s Board be authorized to effect a consolidation of the Company’s authorized and issued Class A ordinary shares at the Approved Consolidation Ratio, with the exact ratio to be set at a whole number within this range, as determined by the Board in its sole discretion to be implemented at such date and time as determined by the Board, provided such implementation occurs prior to the Company’s next annual general meeting, if at all, as determined by the Board in its sole discretion, and that, upon implementation, each such number of Class A ordinary shares of the Company, whether issued or unissued, as is equal to the consequent of the Approved Consolidation Ratio shall be consolidated into one Class A ordinary share of the Company with a par value equal to US$0.0001 multiplied by the consequent of the Approved Consolidation Ratio, such that upon implementation the authorized share capital of the Company shall be amended from US$50,500.0001 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 1 Class V ordinary share of a par value of US$0.0001 and 5,000,000 preference shares of a par value of US$0.0001 each, to the Consolidated Authorized Share Capital.	For

Resolution No.	Resolution	Board Vote Recommendation
4	To resolve, by special resolution, that subject to the shareholder approval of the Share Consolidation Proposal and contingent upon the Board’s positive decision to implement a consolidation of Class A ordinary shares as authorized by the Share Consolidation Proposal, Section 5 of the Company’s Second Amended and Restated Memorandum of Association and the definition of “Class A Shares” in the Articles be amended to reflect the effect of the share consolidation.	For

5	To resolve, by special resolution, that Section 26.1 of the Company’s Articles be amended by replacing the section in its entirety with the Amendment No. 1 to the Articles, a copy of which is attached to the accompanying proxy.	For

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of shareholders to be held by means of remote communication under the Articles or Cayman Islands law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair or secretary of the Annual Meeting will convene the meeting at 8:30 a.m. Eastern Time on the date specified above at 5000 Centregreen Way #500, Cary, NC 27513 solely for the purpose of adjourning the meeting to reconvene at a date, time and physical and virtual locations announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement in the Investor Relations section of our website at https://ir.aeriestechnology.com.

Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. For specific voting instructions, please refer to the information provided in the following proxy statement, together with your proxy card or the voting instructions you receive by mail or email or that are provided via the Internet or by your broker.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Raman Kumar

Raman Kumar

Chairman

February 6, 2026

Important notice regarding the availability of proxy materials for the Annual Meeting:
The proxy statement and the financial and other information contained in our annual report are available on the Internet and may be viewed at https://ir.aeriestechnology.com.

i

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF AERIES TECHNOLOGY, INC.

INTRODUCTION

This proxy statement and the accompanying proxy materials are being furnished in connection with the solicitation by the board of directors (the “Board”) of Aeries Technology, Inc., a Cayman Islands exempted company (the “Company” or “Aeries”), of proxies for use at its Annual General Meeting (the “Annual Meeting” or the “meeting”) scheduled to be held at 8:30 a.m. Eastern Time, on March 3, 2026 at 5000 Centregreen Way #500, Cary, NC 27513 and virtually via the Internet at https://www.cstproxy.com/aeriestechnology/2026. The physical location of the Annual Meeting will remain at the location specified above for the purposes of the Company’s second amended and restated memorandum and articles of association (the “Articles”).

Beginning on or about February 6, 2026, we will send to our shareholders this full set of proxy materials with instructions on how to access our proxy materials over the Internet and how to vote. The materials contain instructions on how to access the proxy statement, our fiscal 2025 Annual Report and the form of proxy card on the Internet, as well as instructions on how to request a paper copy of the proxy materials.

INFORMATION REGARDING THE ANNUAL MEETING

General

This proxy statement contains information about the meeting and was prepared by our management at the direction of our Board. Our Board supports each resolution for which your vote is solicited.

Our Board asks you to appoint Bhisham (Ajay) Khare, our Chief Executive Officer, and Venu Raman Kumar, our Chairman of the Board, or any of them, as your proxy holders to vote your shares at the meeting. You may make this appointment by properly completing the proxy as described below. If appointed by you, your shares represented by a properly completed proxy received by us will be voted at the meeting in the manner specified therein or, if no instructions are marked on the proxy, your shares will be voted as described below. Although management does not know of any other matter to be acted upon at the meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the proxy card in the manner the proxy holders deem appropriate for any other matters that may properly come before the meeting.

Our principal executive offices are located at 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore. Our telephone number is (919) 228-6404.

Record Date and Shares Outstanding

The record date for the Annual Meeting has been set as 5:00 p.m. Eastern Time on January 28, 2026 (the “Record Date”). Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the Record Date, there were 50,209,716 class A ordinary shares, par value $0.0001 per share value and one Class V ordinary share, par value $0.0001 per share value (each, an “ordinary share” or “share”), issued and outstanding. In accordance with our Articles, each ordinary share is entitled to one vote on each of the proposals to be voted on at the meeting. Notwithstanding, the class V ordinary share has such number of votes representing 51.0% of all votes attached to the total issued and outstanding class A ordinary shares and the class V ordinary share, voting together as a class, for the appointment of a director. Shares held as of the Record Date include ordinary shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

In this proxy statement, we refer to the fiscal year ending March 31, 2026 as fiscal 2026, the fiscal year ended March 31, 2025 as fiscal 2025, and the fiscal year ending March 31, 2024 as fiscal 2024.

No Dissenters’ Rights

Shareholders of the Company have no rights of appraisal or similar rights of dissenters with respect to any proposal to be voted upon in this proxy statement.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Q: Why am I receiving these proxy materials?

A: We have made these materials available to you on the Internet and have delivered printed versions of these materials to you by mail, in connection with our solicitation of proxies for use at the Annual Meeting to be held at 8:30 a.m. Eastern Time on March 3, 2026. These materials were first sent or given to shareholders on or about February 6, 2026. You are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

Q: What is included in these proxy materials?

A: These proxy materials include:

●	The notice of the Annual Meeting;

●	Our proxy statement for the Annual Meeting;

●	Our fiscal 2025 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 2, 2025; and

●	the proxy card and voting instruction form for the Annual Meeting.

Q: What resolutions will be considered at the meeting?

A: The specific resolutions to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice of the Annual Meeting and include:

1. Director Appointment Proposal. To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta, Nina B. Shapiro and Bhisham (Ajay) Khare be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal; and

1d. To resolve, by ordinary resolution, that Bhisham (Ajay) Khare be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal.

2. Auditor Selection Proposal. To resolve, by ordinary resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal year ended March 31, 2026 be confirmed, adopted, approved and ratified in all respects;

3. Share Consolidation Proposal. To resolve, by ordinary resolution, that the Company’s Board of Directors (the “Board”) be authorized to effect a consolidation of the Company’s authorized and issued Class A ordinary shares, at a ratio of up to one-for-ten (1:10) (the “Approved Consolidation Ratio”), with the exact ratio to be set at a whole number within this range, as determined by the Board in its sole discretion to be implemented at such date and time as determined by the Board, provided such implementation occurs prior to the Company’s next annual general meeting, if at all, as determined by the Board in its sole discretion, and that, upon implementation, each such number of Class A ordinary shares of the Company, whether issued or unissued, as is equal to the consequent of the Approved Consolidation Ratio shall be consolidated into one Class A ordinary share of the Company with a par value equal to US$0.0001 multiplied by the consequent of the Approved Consolidation Ratio, such that upon implementation the authorized share capital of the Company shall be amended from US$50,500.0001 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 1 Class V ordinary share of a par value of US$0.0001 and 5,000,000 preference shares of a par value of US$0.0001 each, to US$50,500.0001 divided into (i) such number of Class A ordinary shares as is determined by dividing 500,000,000 by the consequent of the Approved Consolidation Ratio (the “Consolidated Class A Ordinary Shares”) each of a par value equal to the amount in US$ as is determined by multiplying US$0.0001 by the consequent of the Approved Consolidation Ratio (the “Consolidated Class A Ordinary Shares Par Value”), (ii) 1 Class V ordinary share of a par value of US$0.0001 and (iii) 5,000,000 preference shares of a par value of US$0.0001 (the “Consolidated Authorized Share Capital”);

4. Articles Amendment Proposal to Reflect Share Consolidation. To resolve, by special resolution, that subject to the shareholder approval of the Share Consolidation Proposal and contingent upon the Board’s positive decision to implement a consolidation of Class A ordinary shares as authorized by the Share Consolidation Proposal, Section 5 of the Company’s Second Amended and Restated Memorandum of Association and the definition of “Class A Shares” in the Company’s second amended and restated memorandum and articles of association (the “Articles”) be amended to reflect the effect of the share consolidation; and

5. Articles Amendment Proposal to Amend Section 26.1. To resolve, by special resolution, that Section 26.1 of the Articles be amended by replacing the section in its entirety with the Amendment No. 1 to the Articles, a copy of which is attached to the accompanying proxy.

If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote in their discretion the shares represented by all properly executed proxies.

Q: How does our Board recommend that I vote on the resolutions?

A: At the Annual Meeting, our Board unanimously recommends our shareholders vote:

1. Director Appointment Proposal. To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta, Nina B. Shapiro and Bhisham (Ajay) Khare be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal; and

1d. To resolve, by ordinary resolution, that Bhisham (Ajay) Khare be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal

2. Auditor Selection Proposal. To resolve, by ordinary resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal year ended March 31, 2026 be confirmed, adopted, approved and ratified in all respects;

3. Share Consolidation Proposal. To resolve, by ordinary resolution, that the Company’s Board be authorized to effect a consolidation of the Company’s authorized and issued Class A ordinary shares, at the Approved Consolidation Ratio, with the exact ratio to be set at a whole number within this range, as determined by the Board in its sole discretion to be implemented at such date and time as determined by the Board, provided such implementation occurs prior to the Company’s next annual general meeting, if at all, as determined by the Board in its sole discretion, and that, upon implementation, each such number of Class A ordinary shares of the Company, whether issued or unissued, as is equal to the consequent of the Approved Consolidation Ratio shall be consolidated into one Class A ordinary share of the Company with a par value equal to US$0.0001 multiplied by the consequent of the Approved Consolidation Ratio, such that upon implementation the authorized share capital of the Company shall be amended from US$50,500.0001 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 1 Class V ordinary share of a par value of US$0.0001 and 5,000,000 preference shares of a par value of US$0.0001 each, to the Consolidated Authorized Share Capital;

4. Articles Amendment Proposal to Reflect Share Consolidation. To resolve, by special resolution, that subject to the shareholder approval of the Share Consolidation Proposal and contingent upon the Board’s positive decision to implement a consolidation of Class A ordinary shares as authorized by the Share Consolidation Proposal, Section 5 of the Company’s Second Amended and Restated Memorandum of Association and the definition of “Class A Shares” in the Articles be amended to reflect the effect of the share consolidation; and

5. Articles Amendment Proposal to Amend Section 26.1. To resolve, by special resolution, that Section 26.1 of the Company’s Articles be amended by replacing the section in its entirety with the Amendment No. 1 to the Articles, a copy of which is attached to the accompanying proxy.

Q: How can I get electronic access to the proxy materials?

A: The notice will provide you with instructions regarding how to:

●	View the proxy materials for the Annual Meeting on the Internet, and

●	Instruct us to send future proxy materials to you by email.

Our proxy materials are also available on the Investor Relations section of our website at https://ir.aeriestechnology.com. None of the materials on or accessible through our website other than the proxy materials are part of this proxy statement or incorporated by reference herein.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual general meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Who can vote?

A: The Record Date for the Annual Meeting has been set as 5:00 p.m. Eastern Time on January 28, 2026. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the Record Date, there were 50,209,716 class A ordinary shares and one Class V ordinary share issued and outstanding. Each ordinary share is entitled to one vote on each director nominee and on each of the other resolutions to be voted on at the meeting. Notwithstanding, the class V ordinary share has such number of votes representing 51.0% of all votes attached to the total issued and outstanding class A ordinary shares and the class V ordinary share, voting together as a class, for the appointment of a director. Shares held as of the Record Date include shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

Q: What should I do now to vote?

A: You may vote your shares either by voting online or in person at the meeting or by submitting a completed proxy via the Internet, telephone or mail before the meeting. After carefully reading and considering the information contained in this proxy statement, please follow the instructions as summarized below, depending on whether you hold shares directly in your name as shareholder of record or you are the beneficial owner of shares held through a broker, bank or other nominee. Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between the procedures for voting shares held of record and those owned beneficially.

Q: If my shares are held in “street name” by my broker, bank or other nominee, how do I vote my shares?

A: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and the proxy materials will, subject to the terms made between you and the shareholder of record, be forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, the shareholder of record. Your bank, broker or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank, broker or other nominee provides you. Many banks and brokerage firms also offer the option of submitting voting instructions over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on a voting instruction form.

If your shares are held in “street name,” your voting instruction form that you receive from your bank, broker or other nominee provides a link where you may vote those shares. Otherwise, you should contact your bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.

Q: If I am a shareholder of record, how do I vote my shares?

A: If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (our “Transfer Agent” or “Continental”), you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you.

There are four ways to vote:

During the Annual Meeting

●	In Person. You may vote in-person at the Annual Meeting.

●	Virtually. You may attend the Annual Meeting virtually and vote using the virtual meeting platform.

In advance of the Annual Meeting

●	Via the Internet. You may submit your proxy via the Internet by following the instructions provided in the Notice (which must be submitted by the deadline in the Notice).

●	By Mail. If you request printed copies of the proxy materials by mail, you may submit your proxy by filling out the proxy card and sending it back in the envelope provided (which must be received before votes are cast at the Annual Meeting).

Please be aware that if you issue a proxy or give voting instructions via the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Q: What happens if I do not cast a vote?

A: Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Beneficial owners - If you hold your shares in “street name,” it is critical that you instruct your broker, bank or other nominee to cast your votes if you want them to count in the various proposals. The term “broker non-vote” refers to shares held by a broker or other nominee (for the benefit of its client) that are represented at the meeting but with respect to which such broker, bank or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers, banks and nominees do not have discretionary voting authority on non-routine matters and accordingly may not vote on such matters absent instructions from you as the beneficial holder.

We believe that the Auditor Selection Proposal, the Share Consolidation Proposal and the Articles Amendment Proposal to Reflect Share Consolidation are considered routine matters for which brokerage firms may vote uninstructed shares, whereas the other proposals at the Annual Meeting are considered non-routine.

Shareholders of record - If you are a shareholder of record and you do not cast your vote or submit a proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if you sign and return the proxy card with no further instructions, the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and, as the proxy holders, may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. A shareholder may also abstain from voting on any proposal. An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter.

Q: How are votes counted?

A: Each Class A ordinary share held by a shareholder as of the Record Date is entitled to one vote. There is no cumulative voting in the appointment of directors. All votes will be tabulated by the inspector of elections appointed for the meeting, who will count the votes, determine the existence of a quorum and the validity of proxies and ballots, and certify the results of the voting.

Q: How can I change or revoke my proxy after I have submitted it?

A: If you are a shareholder of record, you may change or revoke your proxy at any time before it is voted at the Annual Meeting by (1) Internet or telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by (2) signing and returning a new proxy card with a later date. Shareholders of record may also change or revoke their proxies by attending the Annual Meeting and voting in person or virtually and voting using the virtual platform. If you are a beneficial owner and submitted voting instructions to your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee on how to change your vote.

Q: What if other matters come up at the meeting?

A: The matters described in this proxy statement are the only matters that we know of that will be voted on at the meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Q: Can I attend the Annual Meeting?

A: The Annual Meeting will be held in person at 5000 Centregreen Way #500, Cary, NC 27513 and virtually via live audio-only webcast, and we kindly request that you do not attend physically in person. We have structured the Annual Meeting to provide substantially the same rights that shareholders would have at an in-person meeting. If you are a shareholder of record or a beneficial owner who has properly registered to attend the Annual Meeting pursuant to the instructions under “Q: How do I register to attend the Annual Meeting virtually?”, you will be able to vote your ordinary shares electronically via the Internet and submit questions online during the meeting by logging in to https://www.cstproxy.com/aeriestechnology/2026 using the unique control number included on your proxy card or voting instruction form.

If you choose to attend the meeting in person, please arrive at least a half hour prior to the start of the Annual Meeting. Please be prepared to show government identification upon arrival.

You are entitled to participate in the Annual Meeting only if you were a shareholder at 5:00 p.m. Eastern Time on the Record Date.

Q: How do I register to attend the Annual Meeting virtually?

A: If you are a registered shareholder (i.e., you hold your shares through our Transfer Agent), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker or other nominee, you must register in advance to attend the Annual Meeting virtually on the Internet or in person by submitting proof of your proxy power (“legal proxy”) reflecting your Company holdings along with your name and email address to Continental. Requests for registration must be labeled as “Legal Proxy” and be received no later than 9:00 a.m., Eastern Time, on February 26, 2026 (three business days in advance of the meeting). You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email

Forward the email from your broker or other nominee, or attach an image of your legal proxy, to proxy@continentalstock.com.

By mail

Continental Stock Transfer & Trust Company
Aeries Technology, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Q: How can I submit a question at the Annual Meeting?

A: If you wish to submit a question during the Annual Meeting, you may visit https://www.cstproxy.com/aeriestechnology/2026 and enter your question(s). We will answer questions and address comments relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. We will summarize multiple questions submitted on the same topic. We will try to respond to all appropriate questions during the meeting, as time permits.

If there are matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, we provide an opportunity for shareholders to contact us separately after the Annual Meeting through the Investor Relations section of the Company’s website at https://ir.aeriestechnology.com.

Q: What quorum is required for action at the meeting?

A: The presence of a majority of the shares outstanding and entitled to vote at the meeting, present or represented by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event there are not sufficient shares present for a quorum at the time of the Annual Meeting, the meeting will stand adjourned as may be determined by our Board in accordance with the Articles to permit the further solicitation of proxies.

Q: What does it mean if I receive more than one Notice or email about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

A: If you receive more than one Notice, more than one email or more than one paper copy of the proxy materials, it means that you have shares held in multiple accounts with your brokers or the Transfer Agent. Please vote all of these shares. For all of your shares to be voted by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and do so for all shares represented by each Notice and email that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or emails). We encourage you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent.

Q: What is the contact information for our Transfer Agent?

A: Contact information for our Transfer Agent is as follows:

Continental Stock Transfer & Trust Company
Toll Free: 800-509-5586	150 Royall St, Suite 101
Local & International	Canton, MA 02021
Hours: 8 a.m. - 8 p.m. ET Monday to Friday	Email: proxy@continentalstock.com

Q: Who is making and paying for this proxy solicitation?

A: This proxy is solicited on behalf of our Board. We will pay the cost of distributing this proxy statement and related materials as well as the cost of soliciting proxies. We will also reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares or other persons for whom they hold shares. In addition, to the extent necessary to ensure sufficient representation at the meeting, we may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

Q: How can I find out the results of the voting at the Annual Meeting?

A: We plan to announce preliminary voting results at the meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the meeting. If the final voting results are not available within four business days after the meeting, we will provide the preliminary results in the Form 8-K and the final results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

Q: Who should I call if I have questions about the Annual Meeting?

A: You should contact the following:

Bhisham (Ajay) Khare

Chief Executive Officer

Aeries Technology, Inc.

60 Paya Lebar Road, #08-13

Paya Lebar Square

Singapore 409051

Email: Ajay.Khare@aeriestechnology.com

RESOLUTION NO. 1

APPOINTMENT OF FOUR DIRECTORS

Class I Director Nominees

Our Board is currently comprised of five directors, who are divided into three staggered classes, designated as Class I, Class II and Class III, with the term of the Class I directors expiring at the first annual meeting of shareholders following November 6, 2023, the term of the Class II directors expiring at the second annual meeting of shareholders following November 6, 2023, and the term of the Class III directors expiring at the third annual meeting of shareholders following November 6, 2023. Class I directors consist of Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro; Bhisham (Ajay) Khare is the sole Class II director; and Venu Raman Kumar is the sole Class III director.

Our Articles currently provide that after their initial term expires, each class of directors, will be appointed for a one-year term.

After discussing with each director their interest in continuing to serve as directors of the Company, the nominating and corporate governance committee of our Board has recommended, and our Board has nominated, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro for appointment as Class I directors at the Annual Meeting to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their earlier death, resignation or removal and Bhisham (Ajay) Khare for appointment as a Class II director at the Annual Meeting to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his earlier death, resignation or removal. All of our Class I and Class II director nominees are currently directors.

Biographical information for each of the Class I and Class II director nominees may be found immediately following this proposal. We have been advised that each of our Class I and Class II director nominees is willing to be named as such herein, and each of the Class I and Class II director nominees is willing to serve as a director if appointed. However, if one or more of the Class I or Class II director nominees should be unable or, for good cause, unwilling to serve as a director, the proxy holders may vote for a substitute nominee recommended by the nominating and corporate governance committee and approved by our Board or the Board may reduce its size.

Board Recommendation and Required Vote

Our Board unanimously recommends that you vote FOR the resolution below:

To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta, Nina B. Shapiro and Bhisham (Ajay) Khare be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal; and

d. To resolve, by ordinary resolution, that Bhisham (Ajay) Khare be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the appointment of each such nominee. Assuming the presence of a quorum, our Articles require that, in an uncontested appointment (such as the Annual Meeting), a director nominee will be appointed only if such director nominee receives the approval of an ordinary resolution, which requires the affirmative vote of the holders holding a simple majority of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting with respect to their appointment (that is, the number of votes cast “for” that nominee exceeds the number of votes withheld from that nominee) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome. Notwithstanding the above, the class V ordinary share has such number of votes representing 51.0% of all votes attached to the total issued and outstanding class A ordinary shares and the class V ordinary share, voting together as a class, for the appointment of a director.

OUR EXECUTIVE OFFICERS, BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Name	Age(1)	Position(s)	Class	Director Since
Director Nominees:
Alok Kochhar	68	Independent Director	I	November 2023
Biswajit Dasgupta	59	Independent Director	I	November 2023
Nina B. Shapiro	77	Independent Director	I	November 2023
Bhisham (Ajay) Khare	49	Chief Executive Officer and Director	II	February 2025

Continuing Directors and Officers:
Venu Raman Kumar	64	Chairman of the Board	III	November 2023
Daniel S. Webb	41	Chief Financial Officer and Chief Investment Officer
Unnikrishnan (Unni) Balakrishnan Nambiar	58	Chief Technology Officer

(1)	The age of each executive officer, director nominee and continuing director is provided as of the Record Date.

Biographical Information Concerning the Class I Director Nominees

Alok Kochhar has served as a director of Aeries since the consummation of the de-SPAC business combination (the “Business Combination”) in November 2023. Mr. Kochhar brings with him his long-standing financial experience. He had a long career spanning over three decades with Bank of America, wherein he developed holistic knowledge of financial environments, regulatory frameworks, and market challenges across the region. Mr. Kochhar today is a senior advisor at Boston Consulting Group and continues to advise, guide and mentor several technology and financial services organizations. Mr. Kochhar holds an MBA from the Indian Institute of Management, Ahmedabad and a degree in chemical engineering from the Indian Institute of Technology, Delhi.

Mr. Kochhar’s extensive financial expertise, combined with his deep understanding of financial and consulting domains, qualify him to serve on our Board.

Biswajit Dasgupta has served as a director of Aeries since the consummation of the Business Combination in November 2023. Mr. Dasgupta is a partner at JRC Corporate Consulting and Senior Advisor at Arthur D. Little. Mr. Dasgupta served as the Chief Investment Officer and Head of Global Markets at Emirates Investment Bank, a Board Director of EIB Enhanced Liquidity Fund, Executive Director of Treasury at Abu Dhabi Investment Company. He has an extensive experience in treasury, institutional banking, corporate banking, investment sales, product development and debt capital markets. Mr. Dasgupta is a chartered accountant from India and a received a Bachelor of Commerce from Sri Ram College of Commerce. He also holds certifications in Fintech from Harvard University and Financial Markets from ACI FMA.

Mr. Dasgupta’s extensive experience in consulting, investment and finance qualifies him to serve on our Board.

Nina B. Shapiro has served as a director of Aeries since the consummation of the Business Combination in November 2023. Ms. Shapiro has over 30 years of international experience in project finance and business development. She held senior leadership and operating positions at the World Bank and its private sector arm, the International Finance Corporation (“IFC”), including as the World Bank Director of the Project Finance and Guarantee Department, and as VP Finance and Treasurer of the IFC. In these roles, she worked extensively with senior government and banking officials and with the private sector to develop major infrastructure, financial and manufacturing projects, as well as to open domestic capital markets such as China, Brazil and the UAE. Since retiring from the World Bank in 2011, Ms. Shapiro has taken on a full-time role as a corporate and advisory board member. Ms. Shapiro holds a bachelor’s degree from Smith College and a Master of Business Administration from Harvard Business School.

Ms. Shapiro’s extensive experience in project finance and business development, along with her leadership roles in international financial organizations, qualify her to serve on our Board.

Biographical Information Concerning the Class II Director

Bhisham (Ajay) Khare has served as Chief Executive Officer and a director of Aeries since February 2025 and Chief Revenue Officer and Chief Operating Officer of Aeries since the consummation of the Business Combination in November 2023. Prior to consummation of Business Combination, he served as Chief Revenue Officer and Chief Operating Officer for the Americas division of Aeries group since 2015. Mr. Khare is responsible for planning and executing the strategic direction and ongoing operations for the company.

Mr. Khare is a successful executive with experience in business operations, strategic planning, & client relationship. He has a diverse background with deep knowledge of all aspects of the life cycle of organizations including start-up, funding, early-stage planning, implementation, mergers and acquisitions, private equity driven deals and integrations.

Mr. Khare’s past experience includes founding WhiteSpace Health, a startup with focus on healthcare data analytics and business intelligence. From 2012 until 2015, he was the Vice President of Strategic Operations for M*Modal, a healthcare technology company, and was instrumental in new product launch for revenue cycle management, profit and loss for clinical documentation business with $250 million revenue, and managing cost initiative for delivery organization. From 2007 until 2012, Mr. Khare managed worldwide operations for CBay systems and was part of the team that acquired MedQuist & Spheris in private equity funded deals.

We believe that Mr. Khare’s extensive experience in business operations, strategic planning, and client relationship management, along with his leadership in scaling organizations, executing mergers and acquisitions, and driving private equity-backed growth, qualify him to serve on our Board.

Biographical Information Concerning Our Other Directors and Executive Officers

Venu Raman Kumar has served as non-executive Chairman and as a director of Aeries and a member of the Nominating and Corporate Governance Committee since the consummation of the Business Combination in November 2023, and prior to the consummation of the Business Combination of ATG since co-founding ATG in 2012. Mr. Kumar is a successful tech entrepreneur and private equity investor. He is the founder and former Vice Chairman and Chief Executive Officer of M*Modal Inc., a leading voice recognition, healthcare document technology company that he developed from a start-up until it was sold to One Equity Partners in 2012.

Since then, he has actively invested in several ventures across India, Middle East and USA. He is also a limited partner in three large international private equity funds. He is on the board of THub, one of India’s most successful tech incubators and accelerators. Mr. Kumar was the winner of the Ernst and Young’s Entrepreneur of the Year 2007 award for Maryland, USA, and was also honored with Maryland International Leadership Award by the World Trade Centre Institute in the same year. He was appointed as Chairman of Global Entrepreneur Network India at the Global Entrepreneurs Summit in 2017.

In addition to serving as the non-executive Chairman of Aeries, Mr. Kumar’s latest venture, CASHe, is a fin-tech platform lending to millennials in India using AI, big data analytics and blockchain technology.

We believe that Mr. Kumar’s extensive experience as a successful tech entrepreneur and private equity investor, along with his active leadership roles in various ventures and prestigious organizations globally, qualify him to serve as our Chairman of the Board.

Daniel S. Webb has served as Chief Financial Officer of Aeries since February 2025 and Chief Investment Officer of Aeries since the consummation of the Business Combination in November 2023. Mr. Webb served as a director of Aeries from the consummation of the Business Combination to February 2025. Prior to the Business Combination, from March 2021 to November 2023, he served as the Chief Executive Officer, Chief Financial Officer and a director of WWAC. From August 2017 to March 2021, Mr. Webb was an investment banker at Bank of America. From March 2013 to August 2017 and from March 2010 to June 2012, he served as an investment banker at Citi. From June 2012 to March 2013 he served as a private equity investor at HarbourVest Partners. As an investment banker and private equity investor, Mr. Webb worked on transactions totaling approximately $40 billion in transaction value for disruptive Internet companies. In his career as an investment banker at Bank of America and Citi, he advised leading technology companies on their initial public offerings such as Snap, Carvana, Pinterest, Delivery Hero, Arista Networks, Freescale Semiconductor, Fiverr, Grubhub, Cardlytics, Revolve, SurveyMonkey, Zulily, and Trivago. He also helped raise public and private capital for leading technology companies such as Microsoft, Pinterest, Costar, Thrasio, Fiverr, Fanatics, Grubhub, Cardlytics, Overstock, MakeMyTrip, Purple, GSV Capital, Paytm, Integral Ad Science, and Thrillist. In addition, he advised on one of the largest Internet acquisitions in history, Just Eat Takeaway’s acquisition of Grubhub as well as other transactions such as Credit Karma’s sale to Intuit, Cardlytics’ acquisition of Dosh, Bonobos’ sale to Walmart, Reachlocal’s sale to Gannett, and Aristocrat Leisure’s acquisition of Plarium. Mr. Webb previously worked in private equity at HarbourVest Partners where he directed investments in Lightower Fiber Networks, Sidera Networks, and Confie Seguros. Mr. Webb holds a Master of Accountancy and Bachelor of Science in Accounting from Brigham Young University.

Unnikrishnan (Unni) Balakrishnan Nambiar has served as Chief Technology Officer of Aeries since the consummation of the Business Combination in November 2023. Prior to consummation of Business Combination, he has served as Chief Technology Officer of ATG since 2015. Mr. Nambiar is responsible for providing technology direction and overseeing all technology related operations for the company, including global research & development, information technology and customer support operations for clients, as well as driving Aeries incubated portfolio of products.

Mr. Nambiar is a technology leader with extensive industry experience building enterprise, cloud & mobility products across diverse verticals. He is passionate about building world class software products for real world solutions using cutting edge technology innovations.

In March 2021, Mr. Nambiar was part of the team that closed an acquisition of a carve-out from Nuance Communications Inc. (now renamed as DeliverHealth Solutions (DHS)) which is a world leading Healthcare outsourcing services and platform Business. Mr. Nambiar served an interim Chief Technology Officer role post-carve out during the first year of operations to facilitate stand-up activities for Nuance Communications Inc.

Prior to joining ATG, Mr. Nambiar was Chief Technology Officer at CBay Systems (later M*Modal Inc.), a leading voice recognition and healthcare documentation technology company. At CBay, he was responsible for global technology vision, product engineering roadmap, technical support and infrastructure management. Prior to CBay, he was instrumental in setting up Avaya’s India Offshore Development Centre for their customer relationship management, interactive voice response, Predictive Dialers and Unified Messaging products through a dedicated offshore vendor model that was later acquired by Avaya. He also worked in the storage management industry at Legato Systems (later EMC) in multiple global locations and across various product engineering roles.

Family Relationships

There are no family relationships between any of our directors and executive officers.

Board Composition

The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to the Company’s management. When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of its business and structure, the Board is expected to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business. The Board is divided into the following three classes, with members of each class serving staggered three-year terms. The Articles provide that, after their initial term expires, each class of directors, including the Class I directors and the Class II director, will be appointed for a one-year term:

●	Class I, consisting of Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro, whose terms expired at the Company’s first annual meeting of shareholders held March 27, 2025 and were re-appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect;

●	Class II, consisting of Bhisham (Ajay) Khare, whose term will expire at the Company’s second annual meeting of shareholders to be held after the consummation of the Business Combination; and

●	Class III, consisting of Venu Raman Kumar, whose term will expire at the Company’s third annual meeting of shareholders to be held after the consummation of the Business Combination.

At each annual meeting of shareholders to be held after the initial classification, the successors to directors whose terms are then expiring will be appointed to serve from the time of appointment and qualification until their term provided in our memorandum and articles of association expires and until their successors are duly appointed and qualified. Before a director’s term expires, the Company’s directors may be removed by shareholder approval in accordance with the voting criteria set forth in our memorandum and articles of association.

Controlled Company Exemption

Our Class V shareholder has voting rights equal to 51% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a class in connection with the appointment or removal of directors. As a result, we are deemed a “controlled company” within the meaning of the corporate governance standards of the Nasdaq Capital Market (“Nasdaq”), where our securities are listed. Under these corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements to have: (i) a board of directors composed of a majority of independent directors; (ii) a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; (iii) a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (iv) an annual performance evaluation of the nominating and corporate governance and compensation committees. Until the Class V ordinary share is automatically forfeited and cancelled upon the exchange of all the ordinary shares of Aark Singapore Pte. Ltd. (“AARK ordinary shares”) held by our Chairman of the Board, Mr. Kumar, the Company may utilize these exemptions. If we determine to rely on one or more of these exemptions, shareholders may not have the same protections afforded to shareholders of companies that are subject to all of these corporate governance requirements. Currently, the Nominating and Corporate Governance Committee is not composed entirely of independent directors. If we cease to be a “controlled company” and our Class A ordinary shares continue to be listed on Nasdaq, we will be required to comply with these standards and, depending on the Board’s independence determination with respect to its then-current directors, we may be required to add additional directors to its board in order to achieve such compliance within the applicable transition periods.

Director Qualifications and Diversity

The Board seeks directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in technology; research and development; finance, accounting and banking; or marketing and sales.

There is no difference in the manner in which the nominating and corporate governance committee evaluates nominees for directors based on whether the nominee is recommended by a shareholder. In evaluating nominations to the Board, the nominating and corporate governance committee also looks for depth and breadth of experience within the Company’s industry and otherwise, outside time commitments, special areas of expertise, accounting and finance knowledge, business judgment, leadership ability, experience in developing and assessing business strategies, corporate governance expertise, and for incumbent members of the Board, the past performance of the incumbent director. Each of the candidates nominated for appointment to our Board was recommended by the nominating and corporate governance committee.

Director Independence

Nasdaq listing standards generally require that a majority of the Board be independent. As a controlled company, we are largely exempt from such requirements. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship with the Company which, in the opinion of the Board, could interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board determined that each of the directors on the Board other than Venu Raman Kumar and Bhisham (Ajay) Khare qualify as independent directors, and the Board consists of a majority of “independent directors,” in compliance with the SEC and Nasdaq listing rules relating to director independence requirements.

Board Leadership Structure

The Board determined that it should maintain the flexibility to select the Chairperson of the Board and adjust its board leadership structure based on circumstances existing from time to time and based on criteria that are in the Company’s best interests and the best interests of its shareholders, including the composition, skills, diversity and experience of the board and its members, specific challenges faced by the Company or the industry in which it operates and governance efficiency. Currently, the Board has separated the roles of the Chief Executive Officer and the Chairperson, which are held by Bhisham (Ajay) Khare and Venu Raman Kumar, respectively.

Board Role in Risk Oversight

One of the key functions of the Board is informed and involved oversight of Company’s risk management process related to the Company and its business. This oversight function is administered directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and the Company’s audit committee has the responsibility to consider and discuss the Company’s accounting, reporting, financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls, including major financial risk exposures, and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. The compensation committee assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements. The nominating and corporate governance committee monitors the effectiveness of the Company’s governance practices and procedures. In addition, the Board will receive periodic detailed operating performance reviews from management.

Committees of the Board

The Company has an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which have the composition and responsibilities described below. The Company’s board of directors may from time to time establish other committees. Members will serve on these committees until their resignation or until otherwise determined by the board of directors of the Company. Each committee operates under a charter approved by the board of directors of the Company. Copies of each charter are posted on the Investor Relations – Corporate Governance section of our website at https://aeriestechnology.com/. Our website and the information contained on, or that can be accessed through, our website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

The Company’s president and chief executive officer and other executive officers regularly report to the non-executive directors and the audit committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the Company’s board of directors will provide appropriate risk oversight of the Company’s activities.

Audit Committee

The Company’s audit committee is comprised of Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro. Nina B. Shapiro is the chairperson of the audit committee. Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro each meet the requirements for independence and financial literacy under the current Nasdaq listing standards and SEC rules and regulations, including Rule 10A-3. In addition, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro each qualify as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee’s responsibilities include, among other things:

(1)	appointing, compensating, retaining, evaluating, terminating and overseeing the Company’s independent registered public accounting firm;

(2)	reviewing the adequacy of the Company’s system of internal controls and the disclosure regarding such system of internal controls contained in the Company’s periodic filings;

(3)	pre-approving all audit and permitted non-audit services and related engagement fees and terms for services provided by the Company’s independent auditors;

(4)	reviewing with the Company’s independent auditors their independence from management;

(5)	reviewing, recommending and discussing various aspects of the financial statements and reporting of the financial statements with management and the Company’s independent auditors; and

(6)	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Compensation Committee

The Company’s compensation committee is comprised of Alok Kochhar and Nina B. Shapiro. Alok Kochhar is the chairperson of the compensation committee. The composition of the compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of the committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

The compensation committee’s responsibilities include, among other things:

(1)	setting the compensation of the Chief Executive Officer and reviewing and approving or making recommendation to the Board regarding the compensation of the other executive officers of the Company;

(2)	reviewing on a periodic basis and making recommendations to the Board regarding director compensation;

(3)	reviewing and approving or making recommendation to the Board regarding the Company’s cash and equity-based benefit plans and administering the Company’s plans according to the plan; and

(4)	Reviewing and approving, or making recommendations to the Board regarding, the Company’s cash and equity-based benefit plans, and administering the Company’s plans in accordance with their terms.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is comprised of Venu Raman Kumar, Alok Kochhar and Biswajit Dasgupta. Biswajit Dasgupta is the chairperson of the nominating and corporate governance committee. The composition of the nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations.

The nominating and corporate governance committee’s responsibilities include, among other thing:

(1)	identifying, evaluating and making recommendations to the Board regarding nominees for election to the board of directors and its committees;

(2)	developing and making recommendations to the Board regarding corporate governance guidelines and matters;

(3)	overseeing the Company’s corporate governance practices; and

(4)	overseeing the evaluation of the Board and individual directors.

Board and Committee Meetings

Our Board held 7 meetings and acted through 7 written consents during fiscal 2025. No member of our Board attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served). Members of our Board are invited and encouraged to attend our annual meeting of shareholders. Of our directors, Mr. Khare attended our 2025 annual meeting of shareholders.

Our audit committee held 3 meetings and acted through 2 written consents during fiscal 2025. Our compensation committee held 1 meeting and acted through 2 written consents during fiscal 2025. Our nominating and corporate governance committee held 1 meeting during fiscal 2025. All members attended more than 75% of the committee meetings of their respective committees.

Shareholder Communications

Shareholders may communicate with the members of the Board, either individually or collectively, by writing to the Board at 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore. These communications will be reviewed by our legal department for the non-employee directors in facilitating direct communication to the Board. The legal department will treat communications containing complaints relating to accounting, internal accounting controls, or auditing matters as reports under our Compliance Reporting Policy. Further, the legal department will disregard communications that are bulk mail, solicitations to purchase products or services not directly related either to us or the non-employee directors’ roles as members of the Board, sent other than by shareholders in their capacities as such or from particular authors or regarding particular subjects that the non-employee directors may specify from time to time, and all other communications which do not meet the applicable requirements or criteria described below, consistent with the instructions of the non-employee directors.

General Communications. Our legal department will summarize all shareholder communications directly relating to our business operations, the Board, our officers, our activities or other matters and opportunities closely related to us. This summary and copies of the actual shareholder communications will then be circulated to the nominating and corporate governance committee.

Shareholder Proposals and Director Nominations and Recommendations. Shareholder proposals are reviewed by our legal department for compliance with the requirements for such proposals set forth in our Articles and in Regulation 14a-8 promulgated under the Exchange Act. Shareholder proposals that meet these requirements will be summarized. Summaries and copies of the shareholder proposals are circulated to the Chairman of the nominating and corporate governance committee.

Shareholder nominations for directors are reviewed and summarized by our legal department and are then circulated to the nominating and corporate governance committee.

The nominating and corporate governance committee will consider director candidates recommended by shareholders. If a director candidate is recommended by a shareholder, the nominating and corporate governance committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. Shareholders desiring to make a recommendation to the nominating and corporate governance committee should follow the procedures set forth above regarding shareholder nominations for directors.

Retention of Shareholder Communications. Any shareholder communications which are not circulated to the nominating and corporate governance committee because they do not meet the applicable requirements or criteria described above will be retained by our legal department for at least ninety calendar days from the date on which they are received, so that these communications may be reviewed by the directors generally if such information relates to the Board as a whole, or by any individual to whom the communication was addressed, should any director elect to do so.

Distribution of Shareholder Communications. Except as otherwise required by law or upon the request of a non-employee director, the nominating and corporate governance committee will determine when and whether a shareholder communication should be circulated among one or more members of the Board and/or Company management.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is or has been at any time one of our officers or employees, or has ever had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board of directors committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of the Board or compensation committee.

Code of Ethics

The Board has adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics and Business Conduct is available on the Investor Relations – Corporate Governance section of our website at https://ir.aeriestechnology.com. In addition, we post on the Corporate Governance section of our website all disclosures that are required by law or Nasdaq listing standards any amendments to, or waivers from, any provision of the Code of Ethics and Business Conduct. The reference to our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Policy against Hedging Stock

Our Insider Trading Policy prohibits our directors, officers and other employees, and their designees, from engaging in short sales or from hedging transactions of any nature that are designed to hedge or offset a decrease in market value of such person’s ownership of the Company’s equity securities.

Delinquent Section 16 Reports

Section 16(a) of the Exchange Act requires our officers, directors, and beneficial owners of more than 10% of our equity securities to timely file certain reports regarding ownership of and transactions in our securities with the SEC. Copies of the required filings must also be furnished to us. Section 16(a) compliance was required during the fiscal year ended March 31, 2025. To our knowledge, during the fiscal year ended March 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Insider Trading Policy

The Company has adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, filed with the SEC on July 2, 2025. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.

Limitation on Liability and Indemnification of Directors and Executive Officers

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of directors and executive officers, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, actual fraud or the consequences of committing a crime. Our memorandum and articles of association provide for indemnification of our directors and executive officers to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful neglect, or willful default. We entered into agreements with our directors and executive officers to provide contractual indemnification in addition to the indemnification provided for in our memorandum and articles of association. We have also purchased a policy of directors’ and officers’ liability insurance that insures our directors and executive officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our directors and executive officers.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

EXECUTIVE AND DIRECTOR COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled back disclosure requirements applicable to emerging growth companies.

Throughout this section, unless otherwise noted, “we,” the “Company,” “us,” “our” and similar terms refer to ATG and its subsidiaries prior to the consummation of the Business Combination, and to Aeries and its subsidiaries after the Business Combination.

Aeries Management Transitions and Aeries Named Executive Officer Compensation

The following management transitions occurred on February 10, 2025:

●	Bhisham (Ajay) Khare was appointed Chief Executive Officer and director of the Company;

●	Sudhir Appukuttan Panikassery resigned from his position as Chief Executive Officer of the Company and was appointed Vice Chairman of the Company; and

●	Daniel S. Webb resigned from his position as a director and was appointed as Chief Financial Officer of the Company, in addition to his then-current role as Chief Investment Officer of the Company.

Accordingly, our named executive officers (“NEOs”) for the fiscal year ended March 31, 2025 as determined in accordance with SEC rules and their respective positions as of such date with Aeries were as follows:

●	Bhisham (Ajay) Khare, our Chief Executive Officer

●	Sudhir Appukuttan Panikassery, our Non-Executive Vice Chairman and former Chief Executive Officer

●	Daniel S. Webb, our Chief Financial Officer and Chief Investment officer

●	Unnikrishnan (Unni) Balakrishnan, our Chief Technology Officer

Summary Compensation Table

The following table provides information regarding the compensation provided to our NEOs for the past two fiscal years ended on March 31, 2025 and March 31, 2024.

Name and Principal Position	Fiscal year Ended	Salary(1)	Stock Awards(2)	Option Awards(3)	All other compensation(4)		Total
Bhisham (Ajay) Khare	March 31, 2025	$388,643	3,459,904	-	$256,763		$4,105,310
Chief Executive Officer	March 31, 2024	$305,758	-	-	$-		$305,758
Sudhir Appukuttan Panikassery	March 31, 2025	$565,278	-	7,313,912	$164,755		$8,043,945
Former Chief Executive Officer	March 31, 2024	$423,705	-	-	2,108	(5)	$425,813
Daniel S. Webb Chief Financial Officer and Chief Investment Officer	March 31, 2025	$400,000	1,046,941	-	15,133		$1,462,074
Unnikrishnan (Unni) Balakrishnan Nambiar	March 31, 2025	$283,328	925,186	-	-		$1,208,514
Chief Technology Officer	March 31, 2024	$191,257	-	-	$25,000	(6)	$216,257

(1)	The amounts in this column reflect the base salary paid to the named executive officers for the fiscal years ended March 31, 2025 and March 31, 2024.

For 2025, for Mr. Khare, the U.S. Dollar amount shown in the “Salary” column totaling USD 388,643, includes $1 in annual cash fees for his service as a director of the Board. Please see below for additional details regarding compensation in connection with Mr. Khare’s Board services.

For 2025, for Mr. Panikassery, the U.S. Dollar amount shown in the “Salary” column, totaling USD 565,278 includes $41,096 received as base service fees for service on the Board of Directors pursuant to our board of director’s agreement then in effect, for a period of 2025 that he was not an employee of the Company. For a description of our non-employee director compensation policy and additional details regarding Mr. Panikassery’s compensation in connection with his services as a director, please see below. As noted above, Mr. Panikassery ceased serving as our Chief Executive Officer in February 2025.

The USD 565,278 also includes payments made to Mr. Panikassery from June 1, 2024 to January 30, 2025, amounting to AED 1,476,653 equivalent to U.S. dollars of 402,084 converted using a currency conversion rate of 3.67 AED per USD.

For 2024, for Mr. Panikassery, the U.S. dollar amount shown in the “Salary” column, totaling USD 423,705, includes payments made to Mr. Panikassery from April 1, 2023 to November 5, 2023, amounting to INR 13,437,495 equivalent to U.S. dollars of 161,898 converted using a currency conversion rate of INR 83 per USD, and from November 6, 2023 to March 31, 2024 amounting to USD 261,807.

For 2024, for Mr. Nambiar, the U.S. dollar amount shown in the “Salary” column, totaling USD 191,257, includes payments made to Mr. Nambiar from April 1, 2023 to November 5, 2023, amounting to INR 5,782,303 equivalent to U.S. dollars of 69,666 converted using a currency conversion rate of INR 83 per USD, and from November 6, 2023 to March 31, 2024 amounting to USD 121,591.

As part of the Company’s efforts to optimize costs and enhance profitability, on December 1, 2024, the Board, based on the recommendation of the Compensation Committee, approved a temporary reduction in base compensation for Messrs. Khare, Panikassery and Nambiar equal to 20%, 29% and 17%, respectively, effective from December 1, 2024 to April 1, 2025.

(2)	The amounts in this column represent the aggregate grant fair value of restricted stock unit awards (“RSUs”) granted to each named executive officer in the fiscal year ended March 31, 2025, computed in accordance with ASC Topic 718, excluding the impact of estimated forfeitures. See Note 14 to our consolidated financial statements included elsewhere in this Annual Report on Form 10-K for the assumptions used in calculating the grant date fair value.
(3)	The amounts in this column represent the aggregate grant fair value of option awards granted to the named executive officer in the fiscal year ended March 31, 2025, computed in accordance with ASC Topic 718, excluding the impact of estimated forfeitures. See Note 14 to our consolidated financial statements included elsewhere in this Annual Report on Form 10-K for the assumptions used in calculating the grant date fair value.
(4)	The amounts in this column for fiscal year 2025 represent (i) $13,979 for Mr. Khare and $15,133 for Mr. Webb in matching contributions under our 401(k) plan;(ii) $911 for Mr. Khare, $125 for Mr. Panikassery, $0 for Mr. Webb and $0 for Mr. Nambiar in life insurance premiums; (iii) for Mr. Khare, $241,873 for gross up amounts reimbursed to Mr. Khare for payment of taxes; (iv) $147,594 for housing and related expenses incurred by Mr. Panikassery in connection with his duties in the United Arab Emirates (such amounts converted from United Arab Emirates dirham to U.S. dollars using a spot exchange rate on March 31, 2025); and (v) $17,036 as compensation paid to Mr. Panikassery in full and final settlement of his employee agreement. The value of the foregoing amounts was determined based on the actual cost of such benefits to the Company.
(5)	The U.S. dollar amount shown in the “All other compensation” column, totaling USD 2,108, includes payments made to Mr. Panikassery for the fiscal year 2024, amounting to INR 175,000 converted using a currency conversion rate of INR 83 per USD.
(6)	The amount represents a one-time relocation allowance provided to Mr. Nambiar to relocate from India to the United States.

Narrative Disclosure to Summary Compensation Table

Annual Base Salary

The compensation of our named executive officers is generally determined and approved by the compensation committee and board of directors. The base salaries paid to each of the named executive officers for the fiscal year ended March 31, 2025 are listed below. Please see below for additional details regarding our named executive officers’ employment agreements.

Name	Fiscal Year 2025 Base Salary
Bhisham (Ajay) Khare	$388,643
Daniel S. Webb	$400,000
Unnikrishnan (Unni) Balakrishnan Nambiar	$283,328

Annual Performance-Based Bonus Opportunity

From time to time, our board of directors or compensation committee may approve cash bonuses for our executive officers based on certain company performance or as otherwise determined appropriate. The bonus amounts for Mr. Khare, Mr. Webb and Mr. Nambiar for the year ended March 31, 2025 was determined based on their compensation arrangements with ATG or its subsidiaries entered on March 28, 2025 effective as of February 10, 2025 and for the year ended March 31, 2024 was based on their compensation arrangements with ATG or its subsidiaries prior to the Business Combination. These arrangements for fiscal year 2025 included Mr. Khare’s employment letter which provided for annual incentive opportunity equal to 100% of his base salary; Mr. Webb’s employment letter which provided for annual incentive opportunity equal to 40% of his base salary; and Mr. Nambiar’s employment letter, which provided for an annual incentive opportunity equal to 40% of his base salary. For additional information regarding the bonus arrangements with our named executive officers for fiscal years ending March 31, 2025 and beyond, please see the sections below titled “-Executive Employment Agreements.”

After considering a number of factors, including current market challenges, and consistent with the Company’s focus on aligning management’s compensation with shareholder value creation, the Compensation Committee determined not to pay any annual cash incentives to our NEOs for fiscal year 2025.

Equity-Based Incentive Awards

Aeries’ equity-based incentive awards are designed to align the interests of our shareholders with those of our employees and consultants, including the executive officers. The board of directors and the compensation committee, as appropriate, are responsible for approving equity grants. The Company intends to attract, retain and motivate key talents working with the Company, by way of rewarding their high performance and motivate them to contribute to the overall corporate growth and profitability. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance. Aeries may grant equity awards at such times as its board of directors or compensation committee determines appropriate.

Upon the closing of the Business Combination, the Aeries Technology, Inc. 2023 Equity Incentive Plan became effective. The board of directors of the Company approved the Plan on March 11, 2023, subject to approval by the shareholders. The Plan was approved by the Company’s shareholders on November 2, 2023 and the Plan became effective upon the consummation of the Business Combination. The Board, upon recommendation of the Compensation Committee, approved Amendment No. 1 (the “Plan Amendment”) to the Company’s 2023 Equity Incentive Plan which was subsequently approved by the shareholders on March 27, 2025. Accordingly, the maximum number of our Class A ordinary shares that may be issued under the Plan may not exceed 11,928,287 (“New Share Reserve”) of our Class A ordinary shares which will automatically increase the New Share Reserve by 5% on an annual basis or by such number of shares that the Board may determine in its sole discretion.

The Board of Directors and the Compensation Committee typically grant equity awards during regularly scheduled meetings. The timing of this approval would be dependent on the events of regular appraisal cycle, mid-year promotions, new-hires and/or any extraordinary circumstances. The Board of Directors and the Compensation Committee do not take material nonpublic information into account when determining the timing and terms of equity awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

SEC rules require the Company to disclose the following information for stock option awards to the NEOs in the period beginning four business days before and one business day following the Company’s Form 8-K filed on June 11, 2024.

Name	Grant Date	Number of securities underly the award	Exercise price of the award ($/SH)	Grant date fair value of the award

Percentage change
in the closing
market price of
the securities underlying
the award between
the trading day ending
immediately prior to
the disclosure of
material nonpublic
information
(June 10, 2024) and
the trading day beginning

immediately following
the disclosure of
material nonpublic
information
(June 12, 2024)

Sudhir Appukuttan Panikassery	06/08/2024	5,151,005	0.0001	7,313,912	-0.7%

For the fiscal year ending March 31, 2025, Messrs. Khare, Webb and Nambiar received RSU awards covering 2,471,360, 747,815 and 660,847 RSUs, respectively. The awards were vested on the grant date and were settled in February and March 2025. In addition, for the fiscal year ending March 31, 2025, Mr. Panikassery received a stock option covering 5,151,005 shares that was fully vested on the grant date.

For additional information regarding the equity awards held by our named executive officers as of March 31, 2025, please see the section below entitled “-Outstanding Equity Awards at Fiscal Year-End.”

Other Compensation and Employee Benefits

For fiscal year 2025, Mr. Panikassery participated in Aeries’ employee benefit plans, including gratuity, leave encashment, health insurance (including group Mediclaim policy, group term life and personal accident policy), its Employee Provident Fund, Employee Pension Scheme, Employee State Insurance as required by Indian law and the U.S.-based NEOs participated in our medical insurance plan, on the same basis as all of our other U.S.-based employees. We generally do not provide perquisites or personal benefits to the named executive officers.

Aeries maintains a 401(k) plan that provides eligible U.S. employees, including Messrs. Khare, Webb and Nambiar, with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Internal Revenue Code limits, which are updated annually. Aeries has the ability to make matching and discretionary contributions to the 401(k) plan. Currently, Aeries makes a 4% safe harbor contribution on behalf of its employees to the 401(k) plan. For fiscal year 2025, only Messrs. Khare and Webb participated in our 401(k) plan.

Outstanding Equity Awards at Fiscal Year-End

The following illustrates outstanding equity incentive awards held by the named executive officers as of March 31, 2025. All equity awards held by our named executive officers as of March 31, 2025 were fully vested.

	Option Awards					Stock Awards
Name(a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($)(d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#)(f)	Market Value of Shares or Units of Stock That Have Not Vested ($)(g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(i)
Sudhir Appukuttan Panikassery	177,345	(1)	0	$0.11	30-Oct-25	0	$0	0	0
	59,900	(2)	0	$0.11	21-July-28	0	$0	0	0
Unnikrishnan (Unni) Balakrishnan Nambiar	59,110	(3)	0	$0.11	30-Oct-25	0	$0	0	0
Bhisham (Ajay) Khare	59,110	(4)	0	$0.11	30-Mar-26	0	$0	0	0

(1)	The amount in this column reflects the options granted on September 27, 2019 and vested on October 31, 2020 with an exercise price of $0.11 under Aeries Management Stock Option Plan, 2019, as amended.
(2)	The amount in this column reflects the options granted on July 22, 2022 and vested on July 22, 2023 with an exercise price of $0.11 under the Aeries Employees Stock Option Plan 2020, as amended.
(3)	The amount in this column reflects the options granted on September 27, 2019 and vested on October 31, 2020 with an exercise price of $0.11 under Aeries Management Stock Option Plan, 2019, as amended.
(4)	The amount in this column reflects the options granted on April 1, 2020 and vested on March 31, 2021 with an exercise price of $0.11 under Aeries Management Stock Option Plan, 2019, as amended.

Executive Employment Agreements; Potential Payments Upon Termination or Change in Control

Each of our named executive officers is party to an employment agreement, the material terms of which are summarized below.

On March 28, 2025, Aeries Solutions entered into new employment agreements with Bhisham (Ajay) Khare, Daniel S. Webb and Unnikrishnan Nambiar, superseding and replacing each officer’s original employment agreement and any related amendments, effective as of February 10, 2025. These new agreements reflect changes in their roles, responsibilities, and compensation arrangements consistent with the Company’s evolving leadership structure, and were approved by the Company’s Board and Compensation Committee. The material terms of the revised employment agreements for each of these officers are set forth below.

New Employment Agreement with Bhisham (Ajay) Khare

Under the revised Employment Agreement with Mr. Khare (the “Khare Revised Employment Agreement”), he is entitled to an annual base salary of $425,000, subject to increase at the Board’s discretion. Effective for fiscal year 2025, Mr. Khare’s annual incentive opportunity has a target equal to 100% of his base salary, with actual awards determined by the Board or Compensation Committee, as applicable.

He is also eligible for future equity awards, subject to performance, continued service, and approval by the Board or Compensation Committee, as applicable. Mr. Khare is further eligible to participate in welfare benefit plans, incentive, savings and retirement plans generally available to senior executive officers of the Company on terms and conditions substantially the same as such senior executive officers.

If Mr. Khare’s employment is terminated without “cause” or if he terminates his employment for “good reason” (each as defined in the Khare Revised Employment Agreement and summarized below), then Mr. Khare will be entitled to receive subject to compliance with certain post-termination obligations and the execution of a release of claims in favor of the Company, a severance payment equal to 12 months of his base salary, payable in equal installments over 12 months. The severance payments are in lieu of any other severance benefits Mr. Khare may be eligible for under any other Company plan or program. The Khare Revised Employment Agreement provides Aries with discretion to place Mr. Khare on “garden leave” during any required period of notice (or any part of such notice period) upon certain termination event.

The Khare Revised Employment Agreement contains certain restrictive covenants that apply during and after Mr. Khare’s employment, including a non-solicitation agreement and an agreement to not disclose confidential information for a two-year period following his termination of employment for any reason. The Khare Revised Employment Agreement also includes a non-competition agreement for a one-year period.

New Employment Agreement with Daniel S. Webb

Under the revised Employment Agreement with Mr. Webb (the “Webb Revised Employment Agreement”), Mr. Webb will serve as the Chief Financial Officer and Chief Investment Officer of the Employer, the Company and its affiliates.

Mr. Webb is entitled to an annual base salary of $400,000, subject to increase at the Board’s discretion. Effective for fiscal 2025, Mr. Webb’s annual incentive opportunity has a target equal to 40% of his base salary, with actual awards determined by the Board or Compensation Committee. Mr. Webb is further eligible to participate in welfare benefit plans, incentive, savings and retirement plans generally available to senior executive officers of the Company on terms and conditions substantially the same as such senior executive officers.

He is also eligible for future equity awards, subject to performance, continued service, and approval by the Board or Compensation Committee, as applicable.

If Mr. Webb’s employment is terminated without “cause” or if he terminates his employment for “good reason” (each as defined in the Webb Revised Employment Agreement and summarized below), then Mr. Webb will be entitled to receive subject to compliance with certain post-termination obligations, including the execution of a release of claims against the Company, a severance payment equal to 12 months of his base salary, payable in equal installments over 12 months. The severance payments are in lieu of any other severance benefits Mr. Webb may be eligible for under any other Company plan or program. The Webb Revised Employment Agreement provides Aries with discretion to place Mr. Webb on “garden leave” during any required period of notice (or any part of such notice period) upon certain termination event.

The Webb Revised Employment Agreement contains certain restrictive covenants that apply during and after Mr. Webb’s employment, including a non-solicitation agreement and an agreement not to disclose confidential information for a two-year period following his termination of employment for any reason. The Webb Revised Employment Agreement also includes a non-competition agreement for a one-year period.

New Employment Agreement with Unnikrishnan Nambiar

On March 28, 2025, Aeries Solutions entered into a revised Employment Agreement with Unnikrishnan (Unni) Balakrishnan Nambiar (the “Nambiar Employment Agreement”), which clarifies the terms of Mr. Nambiar’s annual incentive opportunity and the form and terms of the equity award which Mr. Nambiar is eligible to receive under the Plan

Under the Nambiar Employment Agreement, Mr. Nambiar is entitled to an annual base salary of $250,000, subject to increase at the Board’s discretion. Effective for fiscal 2025, Mr. Nambiar’s annual incentive opportunity has a target equal to 40% of his base salary, with actual awards determined by the Board or Compensation Committee.

He is also eligible for future equity awards, subject to performance, continued service, and approval by the Board or Compensation Committee, as applicable. Mr. Nambiar is further eligible to participate in welfare benefit plans, incentive, savings and retirement plans generally available to senior executive officers of the Company on terms and conditions substantially the same as such senior executive officers.

If Mr. Nambiar’s employment is terminated without “cause” or if he terminates his employment for “good reason” (each as defined in the Nambiar Revised Employment Agreement and summarized below), then Mr. Nambiar will be entitled to receive, subject to compliance with certain post-termination obligations, including the execution of a release of claims against the Company, a severance payment equal to 12 months of his base salary, payable in equal installments over 12 months. The severance payments are in lieu of any other severance benefits Mr. Nambiar may be eligible for under any other Company plan or program. The agreements provide Aries with discretion to place Mr. Nambiar on “garden leave” during any required period of notice (or any part of such notice period) upon certain termination event.

The Nambiar Employment Agreement contains certain restrictive covenants that apply during and after Mr. Nambiar’s employment, including an agreement to not disclose confidential information.

For purposes of the Khare Revised Employment Agreement, Webb Revised Employment Agreement and Nambiar Employment Agreement, “cause” generally means the NEO’s conviction of, or plea of nolo contendere to, a felony or other crime involving moral turpitude or the NEO’s commission of any crime involving misappropriation, embezzlement, conversion of any property (including confidential or proprietary information) or business opportunities, or fraud with respect to the Company or any of its customers or suppliers; material conduct by the NEO causing any member of the Company public disgrace or disrepute or economic harm; failure of the NEO to perform duties assigned by the Company (with certain limited exceptions and subject to a cure period); any act or knowing omission of the NEO aiding or abetting a competitor or supplier of the Company to the disadvantage or detriment of the Company; the NEO’s breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company; a material violation by the NEO of any policy of the Company applicable to the NEO that has been communicated to the NEO in writing, including gross insubordination; any attempt by the NEO to secure any personal profit (other than through his indirect ownership of equity in the Company) in connection with the business of the Company; or any other material breach by the NEO of his employment agreement or any other agreement between the NEO and the Company which is incurable or not cured to the Board’s reasonable satisfaction within ten days after written notice thereof to the NEO. In addition, for purposes of the foregoing employment agreement, “good reason” generally means (i) a material reduction in the nature or scope of the NEO’s aggregate duties and responsibilities; (ii) failure of the Company to pay or cause to paid NEO’s base salary or annual incentive, if earned, or failure of the Company to deliver the equity awards, if vested, unless agreed by the NEO.

Prior Employment Agreement with Mr. Panikassery

Prior to the termination of his employment as Aeries’ Chief Executive Officer effective February 10, 2025, Mr. Panikassery was party to an employment agreement with Aeries, dated June 13, 2024. Under the prior agreement, Mr. Panikassery’s initial annual salary was $650,000 and he was eligible to receive a target bonus of up to 300% of his base salary based on achieving revenue and EBIDTA goals as determined by the Board or the Compensation Committee, subject to employment on the last day of the applicable fiscal year. Mr. Panikassery was further eligible to reimbursement of all expenses reasonably incurred by him towards accommodation, travel, telephone, internet costs on an actual basis, for performance of his duties in the United Arab Emirates, and in accordance with Company’ policies. Effective November 30, 2024, in connection with the termination of our then-Chief Financial Officer, the Board appointed Mr. Panikassery to serve as the interim Chief Financial Officer in addition to his duties as Chief Executive Officer until Mr. Webb was subsequently appointed as new Chief Financial Officer on February 10, 2025. Effective February 10, 2025, Mr. Panikassery resigned from his position as Chief Executive Officer and from all other officer positions he held in the Company and received a final compensation equal to $17,036 paid to Mr. Panikassery in full and final settlement of his employee agreement.

Director Compensation Table

The following table provides information regarding the compensation provided to our directors for the fiscal year ended March 31, 2025, excluding the executive director whose compensation has been disclosed above in the Summary Compensation Table.

Name (a)	Fees earned or paid in cash ($)(b)		Option awards ($)(c)	Non-equity incentive plan compensation ($)(d)	Nonqualified deferred compensation earnings ($)(e)	All other compensation ($)(f)	Total ($)(g)
Venu Raman Kumar	$569,007	(1)	-	-	-	-	$569,007
Alok Kochhar	$50,000		-	-	-	-	$50,000
Biswajit Dasgupta	$50,000		-	-	-	-	$50,000
Nina B. Shapiro	$50,000		-	-	-	-	$50,000
Ramesh Venkataraman	$50,000		-	-	-	-	$50,000

(1)	Represents a temporary reduction in cash fees in connection with the Company’s efforts to optimize costs and enhance profitability.

Aeries Director Agreements

Director Agreement with Chairman

On November 6, 2023, Aeries entered into a board of directors service agreement with Mr. Kumar (the “Kumar Director Agreement”). Under the agreement, Mr. Kumar will serve as Chairman of Board and non-executive Chairman of the Company during his directorship. Aeries will pay Mr. Kumar an annual fee of $650,000 for director services. However, the Board on the recommendation of the Compensation Committee has agreed a temporary base reduction effective from December 1, 2024 to $462,500. Subsequently, on February 10, 2025, Aeries entered into a director agreement for an annual fee of $325,000.

Additionally, Mr. Kumar is eligible for a grant of options equal to those granted to the Company’s Chief Executive Officer pursuant to the Plan. Mr. Kumar agreed to confidentiality and intellectual property protection provisions as part of the agreement.

Director Agreements with Executive Directors

On November 6, 2023, Aeries entered into a board of directors service agreement with Mr. Webb (an “Executive Director”). Under the agreement, Aeries will pay the Executive Director an annual fee of $1 for director services. The Executive Director agreed to confidentiality and intellectual property protection provisions as part of the agreement. Finally, the agreement also provided Mr. Webb with indemnification against any liability incurred in the performance of his services as a member of Company’ Board to the fullest extent authorized in the Company’s amended and restated memorandum and articles of association, as well as director’s and officer’s liability insurance. Subsequently on February 10, 2025, he stepped down as a member of the board of directors. In connection with his resignation from the Board, Mr. Webb’s Board of Directors Agreement terminated and he did not receive compensation for his services as a director in fiscal 2025. Descriptions of Mr. Webb’s total compensation can be found under “Executive Compensation” above.

Mr. Panikassery was previously party to a Board of Directors Agreement with the Company effective in 2023. The agreement provided for an annual fee of $1 as well as reimbursement for expenses incurred in connection with the NEO’s services as a director of the Company’s Board. The agreement also provided him with indemnification against any liability incurred in the performance of his services as a member of the Company’s Board to the fullest extent authorized in the Company’s amended and restated memorandum and articles of association, as well as director’s and officer’s liability insurance. Finally, the agreement contained nondisclosure provisions in favor of the Company. On February 10, 2025, consequent to his stepping down as the CEO of Aeries, the Board appointed Mr. Sudhir Panikassery as non-executive vice chairman and non-executive member of the Board of Aeries and accordingly Aeries entered into a new board of directors agreement with Mr. Panikassery, effective February 10, 2025, wherein Aeries agreed to pay him an annual fee of $300,000. He is also eligible for future equity awards. Finally, the agreement provides Mr. Panikassery with indemnification against any liability incurred in the performance of his services as a member of Company’ Board to the fullest extent authorized in the Company’s amended and restated memorandum and articles of association, as well as director’s and officer’s liability insurance. Descriptions of Mr. Panikessary’s total compensation can be found under “Executive Compensation” above.

On February 10, 2025, Aeries entered into a board of directors agreement with Mr. Khare (an “Executive Director”). Under the agreement, Aeries will pay the Executive Director an annual cash fee of $1 for director services. The Executive Director agreed to confidentiality and intellectual property protection provisions as part of the agreement. In connection with this agreement, he did not receive any compensation for his services as a director in fiscal 2025. Descriptions of Mr. Khare’s total compensation can be found under “Executive Compensation” above.

Director Agreements with Non-Executive Directors

On November 6, 2023, Aeries entered into a director service agreement with Mr. Kochhar, Mr. Dasgupta and Ms. Shapiro (each, a “Non-Executive Director”). Under the agreement, Aeries will pay the Non-Executive Director an annual fee of $50,000 for director services. Additionally, the Non-Executive Director is eligible for a one-time grant of up to 75,000 restricted share units pursuant to the Plan as well as reimbursement for expenses incurred in connection with the non-employee director’s services. The Non-Executive Director agreed to confidentiality and intellectual property protection provisions as part of the agreement. Finally, the agreement also provide the applicable non-employee director with indemnification against any liability incurred in the performance of the non-employee director’s services to the fullest extent authorized in Aeries’ amended and restated memorandum and articles of association, as well as director’s and officer’s liability insurance.

EQUITY COMPENSATION PLAN INFORMATION

We maintain the following equity compensation plans under which our equity securities that have been issued or are authorized for issuance to our employees and/or directors, in each case, as amended: the Aeries Management Stock Option Plan 2019, as amended (the “2019 Plan”); the Aeries Employees Stock Option Plan 2020, as amended (the “2020 Plan”); and the Aeries Technology, Inc. 2023 Equity Incentive Plan (the “2023 Plan”). The following table presents information about these plans as of January 28, 2026.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders(1)	119,010	(2)	0.11	4,625,159	(3)
Equity compensation plans not approved by security holders	-		-	-
Total	119,010		0.11	4,625,159

(1)	Includes the 2019 Plan, the 2020 Plan and the 2023 Plan. The 2023 Plan provides that the share reserve will automatically increase on January 1st of each year, for a period of not more than 9 years, commencing on January 1, 2025 and ending on (and including) January 1, 2033, by the lesser of (a) 5% of the total number of Shares outstanding on December 31st of the immediately preceding calendar year, and (b) such number of shares determined by the Board in its sole discretion.
(2)	Includes 59,110 options under the 2019 Plan; 59,900 options under the 2020 Plan and no options under the 2023 Plan.
(3)	Consists of shares of common stock available for future issuance under our 2023 Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

The Company has adopted a related person transactions policy effective upon the consummation of the Business Combination. The policy provides that executive officers, directors, nominees for directors, holders of more than 5% of any class of the Company’s voting securities, and any member of the immediate family of any of the foregoing persons, will not be permitted to enter into a related person transaction with the Company without the prior consent of the audit committee, or other independent members of the Company’s board of directors in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for the Company to enter into a transaction with an executive officer, director, nominee for director, significant shareholder, or any of their immediate family members, in which the amount involved exceeds or is expected to exceed $120,000, must first be presented to the audit committee for review, consideration, and approval. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available.

Related Party Transactions

This section does not include any equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive Compensation.”

Agreements and Transactions with Entities owned or controlled by, or related to, the Majority Shareholder

Mr. Kumar, our majority shareholder and Chairman of the Board, and the son of Mr. Kumar, Mr. Vaibhav Rao, are principal shareholders or otherwise control the following entities, amongst others.

●	Aeries Technology Products and Strategies Private Limited (“ATPSPL”);

●	Ralak Consulting LLP;

●	Aark II Pte Ltd (“Aark II”);

●	TSLC Pte Ltd (“TSLC”);

●	Innovo Consultancy DMCC;

The following entities are related parties to Mr. Kumar:

●	Aeries Financial Technologies Private Ltd (“AFT”);

●	Bhanix Finance and Investment Ltd;

●	Sqrrl Fintech Private Limited (“Sqrrl”).

These entities have transactions or agreements with the Company and its subsidiaries, collectively referred to as the “group,” as discussed below.

Intercompany Deposits to ATPSPL and AFT

In the years ended March 31, 2025 and 2024, the group has provided intercompany deposits (“ICDs”) in one or more tranches to ATPSPL and AFT to meet its working capital requirements. The ICDs have a term of three years from the date of disbursement of the ICDs with an interest rate ranging between 12 to 13% per annum payable by ATPSPL and an interest rate ranging between 15% to 17% payable by AFT to the group. The total outstanding balances of the ICDs were $250, $231 and $663 for the periods ended September 30, 2025, March 31, 2025 and March 31, 2024, respectively.

Intercompany Deposits from ATPSPL and Sqrrl Fintech Private Limited

In the year ended March 31, 2025 and 2024, the group has received ICDs in one or more tranches from ATPSPL and Sqrrl to meet its working capital requirements. The ICDs from ATPSPL have a term of three years from the date of disbursement of the ICDs with an interest rate ranging between 12 to 13% per annum payable to ATPSPL by the group. The ICDs from Sqrrl have a term of 3 month from the date of disbursement of the ICDs with an interest rate of 17% per annum payable to Sqrrl by the group. The outstanding balance of the ICDs was $0, $111 and $498 for the periods ended September 30, 2025, March 31, 2025 and March 31, 2024, respectively.

Loan from Mr. Vaibhav Rao

The group has received a loan in one or more tranches from Mr. Vaibhav Rao to meet its business requirements. The loan carries an interest rate of 10% per annum payable to Mr. Vaibhav Rao by the group. The outstanding balances of the loan were $783, $812 and $834 for the periods ended September 30, 2025, March 31, 2025 and March 31, 2024, respectively.

Management Consultancy Services provided to Aark II and TSLC

In the years ended March 31, 2025 and 2024, ATG has provided management consulting services to Aark II under a Master Services Agreement (“MSA”), dated June 21, 2021 and to TSLC under another MSA dated July 12, 2021, in the aggregate amount of $2,861 and $3,294, respectively. The MSAs provided for management consulting services in the areas of Finance and Accounts, Business Application support and IT support. The MSAs include an auto-renewal term and continue until either party decides to terminate them as per the terms of the respective MSAs. The outstanding balances of the accounts receivables were $446, $439 and $629 for Aark II and $551, $101 and $128 for TSLC as of September 30, 2025, March 31, 2025 and March 31, 2024, respectively.

Consulting Agreement with Ralak Consulting LLP

ATG entered into a Consultancy Service Agreement with Ralak Consulting LLP on April 1, 2022 to avail of consulting services from Ralak Consulting LLP, including implementation services in business restructuring, risk management, feasibility studies, and mergers and acquisitions. The aggregate amount of the advisory services received during the periods ended September 30, 2025, March 31, 2025 and March 31, 2024 were $83, $305 and $424, respectively.

Cost Sharing Arrangements with AFT and Bhanix Finance And Investment Limited

For the periods ended September 30, 2025, March 31, 2025 and March 31, 2024, the group entered into cost sharing arrangements with Aeries Financial Technologies Private Limited and Bhanix Finance and Investment Limited under separate facility Agreements, each dated April 1, 2020, in the aggregate amount of $21, $297 and $303 million, respectively. The cost sharing arrangements include services in the areas of office management, IT and operations. The agreements have a 36-month term with automatic renewals after the original term.

Investments

The group invested in 349,173 Series-A Cumulative Redeemable Preference Securities (“Series-A RPS”) of AFT on October 29, 2018. The Series-A RPS carry a cumulative dividend rate of 0.001% per year and can be redeemed one day before the expiry of 20 years from the date of the allotment of the Series-A RPS by AFT. The carrying value of this investment as on March 31, 2025 was $1,084 and $1,138 as of September 30, 2025.

The group invested in 4,500,000 Cumulative Redeemable Preference Shares (“CRPS”) of ATPSPL. The CRPS carry a cumulative dividend of 10% per annum. 3,500,000 CRPS can be redeemed any time before 19 years form the date of issue i.e., June 27, 2017 by giving a 30-day redemption request and 1,000,000 CRPS can be redeemed any time before 20 year from the date of issue i.e. April 6, 2016 by giving a 30-day redemption request. The carrying value of this investment as of March 31, 2025 was $822 and $815 as of September 30, 2025.

Corporate Guarantee provided to Bhanix Finance And Investment Limited

The group had an outstanding guarantee of approximately $2.4 million as on March 31, 2023, which pertained to a fund-based and non-fund based revolving credit facility availed by an affiliate, Bhanix Finance And Investment Limited, from Kotak Mahindra Bank. The corporate guarantee required the group to make payment in the event the borrower fails to perform any of its obligations under the credit facilities. The said guarantee was terminated on June 1, 2023.

Private Placement in Connection with the Business Combination

As part of the Business Combination and upon the closing, 5,638,530 of our newly issued Class A ordinary shares were issued to Innovo Consultancy DMCC, a company incorporated in Dubai, UAE and controlled by Mr. Kumar.

Exchange Agreements

On the closing date of the Business Combination, Aeries entered into exchange agreements with Mr. Kumar and the Other ATG Shareholders, respectively. Pursuant to the Exchange Agreements, prior to April 1, 2024 and subject to certain exercise conditions, each holder of AARK ordinary shares and ATG ordinary shares may exchange up to 20% of the number of AARK ordinary shares and ATG ordinary shares, as applicable, held by such holder for Class A ordinary shares or cash, in each case as provided in the Exchange Agreements. From and after April 1, 2024 and subject to certain exercise conditions, Aeries shall have the right to acquire all of the AARK or ATG ordinary share for Class A ordinary shares or cash. In addition, after April 1, 2024 and subject to certain exercise condition, each shareholder of AARK and ATG ordinary shares shall have the right to require Aeries to provide Class A ordinary shares or cash in exchange for up to all of the AARK or ATG ordinary shares. Each share of AARK may be exchanged for 2,246 Class A ordinary shares and each ATG ordinary share may be exchanged for 14.40 Class A ordinary shares, in each case subject to certain adjustments. The Exchange Agreements are conditioned on satisfaction of certain conditions and regulatory approvals, including from the Reserve Bank of India (“RBI”), as applicable. The cash exchange payment may only be elected in the event approval from RBI is not obtained for exchange of shares and provided that Aeries has reasonable cash flow to be able to pay the cash exchange payment and such payment would not be prohibited by any then outstanding debt agreements or arrangements of Aeries.

Exchange of Shares

On March 26, 2024, the Company determined that the exercise conditions in the Exchange Agreements with respect to Mr. Kumar and one of the Exchanging ATG Holders, Bhisham Khare, had been satisfied. On April 5, 2024, Mr. Kumar exchanged an aggregate amount of 9,500 AARK ordinary shares for 21,337,000 Class A ordinary shares. On September 22, 2025, Mr. Khare exchanged 59,110 ATG ordinary shares for 851,184 Class A ordinary shares.

DESCRIPTION OF Ordinary shares OF AERIES TECHNOLOGY INC.

We are a Cayman Islands exempted company and our affairs are governed by our Articles, the Companies Act (As Revised) (the “Companies Act”) and common law of the Cayman Islands. Pursuant to the Articles, we are authorized to issue 500,000,000 Class A ordinary shares, $0.0001 par value each, one Class V ordinary share, $0.0001 par value each, and 5,000,000 preference shares, $0.0001 par value each. As of the Record Date, there were 50,209,716 class A ordinary shares and one Class V ordinary share issued and outstanding. Our Class A ordinary shares are registered under Section 12 of the Exchange Act and listed on Nasdaq.

The following description summarizes the material terms of our ordinary shares as set out more particularly in the Articles. Because it is only a summary, it may not contain all the information that is important to you. The description is qualified in its entirety by reference to our Articles, a copy of which has been filed as an exhibit to our most recent Annual Report on Form 10-K.

Ordinary Shares

Class A ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law. Unless specified in the Companies Act, our Memorandum and Articles of Association or applicable stock exchange rules, the affirmative vote of a majority of our ordinary shares that are voted is required to approve any such matter voted on by our shareholders. Approval of certain actions will require a special resolution under Cayman Islands law and pursuant to our Memorandum and Articles of Association such actions include amending our Memorandum and Articles of Association and approving a statutory merger or consolidation with another company. Directors are appointed for a term of one year. There is no cumulative voting with respect to the appointment of directors, with the result that the holders of more than 50% of the ordinary shares voted for the appointment of directors can appoint all of the directors. Holders of Class A ordinary shares are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor.

In the event of a liquidation, dissolution or winding up of the company, our holders of Class A ordinary shares at such time will be entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the Class A ordinary shares. Our ordinary shareholders have no preemptive or other subscription rights.

There are no sinking fund provisions applicable to the ordinary shares.

The Class V ordinary share was issued to NewGen Advisors and Consultants DWC-LLC, a company incorporated in Dubai, United Arab Emirates with limited liability under registration No. 8754 (the “Class V Shareholder”). The Class V Shareholder may not transfer such share to any transferee and any attempted transfer of the Class V ordinary share will be void. The Class V Shareholder will vote together as a single class with holders of our Class A ordinary shares on all matters properly submitted to a vote of the shareholders. The Class V ordinary share has voting rights equal to (1) 26.0% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a single class (subject to a proportionate reduction in voting power in connection with the exchange by Mr. Kumar of the AARK ordinary shares for Class A ordinary shares pursuant to the applicable Exchange Agreement); provided, however, that such proportionate reduction will not affect the voting rights of the Class V ordinary share in the event of (i) a threatened or actual Hostile Change of Control (as defined in the Business Combination Agreement) and/or (ii) the appointment and removal of a director on the Board (collectively, the “Extraordinary Events”), and (2) in these circumstances, including the threat of a hostile change of control of Aeries, 51% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a class. In addition, after the Business Combination, the Class V Shareholder, voting as a separate class, is entitled to approve any amendment, alteration or repeal of any provision of our Memorandum and Articles of Association that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class V ordinary share. The Class V Shareholder is not entitled to any dividends from us and is not entitled to receive any of our assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs.

As a result of the exchange of certain AARK ordinary shares by Mr. Kumar of AARK ordinary shares for Class A ordinary shares, the number of votes represented by the sole Class V ordinary share was reduced from 51.0% to 1.3% of all votes attached to the total issued and outstanding Class A ordinary shares and the Class V ordinary share; however, this reduction will not affect the voting rights of the Class V ordinary share in the Extraordinary Events as described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Class A ordinary shares as of the Record Date by:

●	each person known by Aeries to be the beneficial owner of more than 5% of Aeries’ outstanding ordinary shares;

●	each of Aeries’ current directors and named executive officers;

●	all of Aeries’ current directors and executive officers as a group; and

●	the Class V Shareholder.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of exercisable or exchangeable securities, within 60 days of the Record Date. Shares subject to the exercisable or exchangeable securities that are exercisable within 60 days of the Record Date are considered outstanding and beneficially owned by the person holding such exercisable or exchangeable securities for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to Aeries, Aeries believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of Class A ordinary shares Beneficially Owned	% of Class A ordinary shares Beneficially Owned	Voting % in Aeries(1)
Name and Address of Beneficial Owners
Five percent holders:
Venu Raman Kumar(2)	28,099,631	54.7%	54.0%
Sudhir Appukuttan Panikassery(3)	5,151,005	10.3%	10.1%

Class V Shareholder
Meet Atul Doshi(4)	-	-	1.3%

Executive Officers and Directors(5)
Unnikrishnan (Unni) Balakrishnan Nambiar	414,598	*	*
Bhisham (Ajay) Khare(6)	3,358,624	6.6%	6.5%
Daniel S. Webb	962,966	1.9%	1.9%
Venu Raman Kumar(2)	28,099,631	54.7%	54.0%
Alok Kochhar	125,000	*	*
Biswajit Dasgupta	125,000	*	*
Nina B. Shapiro	125,000	*	*
All named executive officers and directors (7 individuals)	32,210,819	63.6%	62.8%

*	Less than 1%.
(1)

We have a dual class ordinary share structure. As of the Record Date, there are 50,209,716 Class A ordinary shares and 1 Class V ordinary share outstanding. In accordance with our Articles, the V ordinary share has no economic rights, but has voting rights equal to (1) 1.3% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a single class (subject to a proportionate reduction in voting power in connection with the exchange by Mr. Kumar of AARK ordinary shares for Class A ordinary shares pursuant to the applicable Exchange Agreement); provided, however, that such proportionate reduction will not affect the voting rights of the Class V ordinary share in the event of (i) a threatened or actual hostile change of control and/or (ii) the appointment and removal of a director on our board of directors, and (2) in these circumstances, including the threat of a hostile change of control of Aeries, 51% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a class.

(2)

Includes (i) 5,638,530 Class A ordinary shares held directly by Innovo Consultancy DMCC, which is wholly owned by Mr. Kumar and (iii) the right to acquire up to 1,123,000 Class A ordinary shares pursuant to the applicable Exchange Agreement. The business address of Innovo Consultancy DMCC is Unit No: 1874, DMCC Business Centre, Level No 1, Jewellery & Gemplex 3, PO Box 62693, Dubai, United Arab Emirates.

(3)	On September 19, 2025, Sudhir Appukuttan Panikassery passed away. Represents shares held by the estate of Mr. Panikassery.
(4)	Meet Atul Doshi is the sole beneficial owner of and has dispositive voting power of the Class V ordinary share held of record by NewGen Advisors and Consultants DWC-LLC. The Class V Shareholder is owned by a business associate of Mr. Kumar. Mr. Kumar does not have control over the Class V Shareholder, and the Class V Shareholder will not receive any compensation in connection with its ownership of the Class V ordinary share. Although the Class V Shareholder is not required by contract or otherwise to vote in a manner that is beneficial to Mr. Kumar and may vote the Class V Ordinary Share in its sole discretion, given the business relationship between the Class V Shareholder and Mr. Kumar, Mr. Kumar believes that the Class V Shareholder could protect the interests of Mr. Kumar from extraordinary events, such as a hostile takeover or board contest, prior to the exchange of all ordinary shares of AARK by Mr. Kumar. The business address of the Class V Shareholder is 707 Al Baha, Al Mankhoot, Dubai, UAE.
(5)	Unless otherwise noted, the business address of each of the directors and officers is 60 Paya Lebar Road, #08-13 Paya Lebar Square, Singapore.
(6)

Includes the right to acquire up to 851,184 Class A ordinary shares are issuable pursuant to the exercise of exchange rights by the ESOP Trust, for which the reporting person is a beneficiary, and assumes distribution of the underlying shares by the ESOP Trust to Mr. Khare prior to an exchange for Class A ordinary shares.

RESOLUTION NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Manohar Chowdhry & Associates (“MCA”) as our independent registered public accounting firm for the fiscal year ended March 31, 2026. At the Annual Meeting, shareholders will be asked to ratify the audit committee’s appointment of MCA as our independent registered public accounting firm for the fiscal year ended March 31, 2026. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm for fiscal 2026 at any time during the year if the audit committee determines that such a change would be in our shareholders’ best interests.

Board Recommendation and Required Vote

Our Board unanimously recommends that you vote FOR the resolution below:

To resolve, by ordinary resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal year ended March 31, 2026 be confirmed, adopted, approved and ratified in all respects.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the appointment of MCA. Assuming the presence of a quorum, the required vote to approve the proposal is a ordinary resolution, which requires the affirmative vote of the holders holding a simple majority of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome. In the event that the shareholders do not ratify the selection of MCA at the Annual Meeting, the audit committee will reconsider its selection for fiscal 2026. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm for fiscal 2026 at any time during the year if the audit committee determines that such a change would be in our shareholders’ best interests.

Information Concerning Independent Registered Public Accounting Firm

Representatives of MCA are expected to be present at the Annual Meeting, and they will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from shareholders.

Fees Paid to MCA for Fiscal 2025 and Fiscal 2024

The following table sets forth the fees billed or to be billed by MCA for professional services rendered with respect to the fiscal years ended March 31, 2025 and March 31, 2024. All of these services were approved by the audit committee.

Type of Fee	Fiscal 2025 ($)	Fiscal 2024 ($)
Audit Fees(1)	48,000	60,000
Audit-related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total Fees	48,000	60,000

(1)	Audit fees consist of fees billed professional services rendered for the audit of our year-end financial statements and services that are normally provided by MCA in connection with regulatory filings. These amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

(2)	Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees” above. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay MCA for audit related fees for the years ended March 31, 2025 and 2024.
(3)	Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All other fees consist of fees billed for all other services.

Pre-Approval Policies and Procedures

Our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the Company engages MCA require pre-approval by the audit committee. Under our audit committee’s charter, the committee will approve all audit engagement fees and terms, pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms, and establish policies and procedures for the committee’s ongoing pre-approval of permitted services. The required pre-approval policies and procedures were complied with during fiscal 2025.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended March 31, 2025. The information contained in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the information by reference in such filing.

The audit committee has reviewed and discussed our audited financial statements with management. The audit committee has reviewed and discussed the audited financial statements with Manohar Chowdhry & Associates, including such items as are required to be discussed by the applicable standards of the Public Company Accounting Oversight Board and the SEC. The audit committee has received from the independent registered public accounting firm, Manohar Chowdhry & Associates, the written disclosures and the letter required by the Public Company Accounting Oversight Board, and the audit committee has discussed with Manohar Chowdhry & Associates the independence of the independent registered public accounting firm.

After review of the discussions and written correspondence described above, as well as such other matters deemed relevant and appropriate by the audit committee, the audit committee recommended to our Board that the audited financial statements for the last fiscal year be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

The Audit Committee of the Board

Nina B. Shapiro, Chairperson

Alok Kochhar

Biswajit Dasgupta

RESOLUTION NO. 3

Approval of Share Consolidation

General

The Board is recommending that our shareholders pass an ordinary resolution to authorize the Board, in its discretion, to effect a share consolidation of the Company’s authorized and issued Class A ordinary shares, par value $0.0001 per share, at an exchange ratio of no more than 1-for-10 at any time prior to our next annual meeting of shareholders such that the number of the Company’s authorized and issued Class A ordinary shares is decreased and the par value of each Class A ordinary share is increased by that ratio (the “Share Consolidation”), with such Share Consolidation to be effected at such time and date (the “Effective Time”), if at all, as determined by our Board in its sole discretion, and such shareholder resolution shall become effective at the Effective Time. The Board believes that providing the flexibility for the Board to choose an exact split ratio and to effect such Share Consolidation at any time prior to our next annual meeting of shareholders will enable the Board to act in the best interests of the Company and our shareholders.

If this proposal is approved, the Board will have the authority, but not the obligation, in its sole discretion and without any further action on the part of the shareholders, to effect the Share Consolidation, at any time it believes to be most advantageous to the Company and our shareholders. This proposal would give the Board the authority to implement one, but not more than one, share consolidation and to determine, as it deems to be in the best interest of the Company’s shareholders, the specific ratio to be used within the range described above and the timing of the share consolidation, which may occur any time prior to our next annual meeting of shareholders.

A Share Consolidation would be effected by the Board adopting a resolution approving the effectuation of the Share Consolidation at a specified ratio within the range approved pursuant to this proposal, a copy of which would be filed with the Registrar of Companies of the Cayman Islands. The Board will retain the authority not to effect the Share Consolidation even if we receive shareholder approval of this proposal. Thus, subject to shareholder approval, the Board, at its discretion, may effect the Share Consolidation or abandon it and effect no Share Consolidation if it determines that such action is not in the best interests of the Company and our shareholders. By voting in favor of the Share Consolidation, you are expressly authorizing the Board to determine not to proceed with, and abandon, the Share Consolidation if it should so decide.

As further discussed below, the Board’s intention in effecting the Share Consolidation is to increase the share price of our Class A ordinary shares currently trading on Nasdaq. We believe this may enhance the acceptability and marketability of our Class A ordinary shares and address any potential deficiency related to the bid price requirement for continued listing on Nasdaq.

One principal effect of the Share Consolidation would be to decrease the number of outstanding Class A ordinary shares. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Share Consolidation will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our Class A ordinary shares outstanding immediately following the Share Consolidation as such shareholder held immediately prior to the Share Consolidation. The relative voting and other rights that accompany the Class A ordinary shares or the Class V ordinary share would not be affected by the Share Consolidation. The authorized number, outstanding number, and par value of the Class V ordinary shares will not be affected by the proposed Share Consolidation.

In addition, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will remain the same because the authorized number of our Class A ordinary shares will be decreased in proportion to the Share Consolidation at the Effective Time. The Share Consolidation is not part of a broader plan to take us private.

Reasons for the Share Consolidation Proposal

The reasons for the Share Consolidation Proposal are generally to enable the Board to increase the per share market price of our Class A ordinary shares and to reduce the number of Class A ordinary shares outstanding, which we believe will have several benefits to us and our shareholders, including to raise the per share trading price of our Class A ordinary shares, which are currently trading on Nasdaq, to enhance the marketability of our Class A ordinary shares and also to address any potential deficiency related to the bid price requirement for continued listing on Nasdaq.

Our Board has confidence that the Share Consolidation and any resulting increase in the per share price of our Class A ordinary shares should enhance the acceptability and marketability of our Class A ordinary shares to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Class A ordinary shares, although we have not been specifically advised that this is a reason for not investing in our Class A ordinary shares. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs that are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Class A ordinary shares.

We cannot assure you that the Share Consolidation will have any of the desired effects described above nor that the Company will continue to meet the listing requirements of Nasdaq. More specifically, we cannot assure you that after the Share Consolidation the market price of our Class A ordinary shares will increase proportionately to reflect the ratio for the Share Consolidation, that the market price of our Class A ordinary shares will not decrease to its pre-consolidation level, that our market capitalization will be equal to the market capitalization before the Share Consolidation, or that we will be able to maintain our listing on Nasdaq or be listed on any other national securities exchange.

Potential Disadvantages of the Share Consolidation

As noted above, the principal purpose of the Share Consolidation would be to help increase the per share market price of our Class A ordinary shares by up to a factor of 10. We cannot assure you, however, that the Share Consolidation will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding Class A ordinary shares will increase the market price of our Class A ordinary shares, we cannot assure you that the Share Consolidation will increase the market price of our Class A ordinary shares by an equivalent multiple, or result in any permanent increase in the market price of our Class A ordinary shares. The price of our Class A ordinary shares is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Share Consolidation, then the value of our Company as measured by our share capitalization will be reduced, perhaps significantly.

The number of Class A ordinary shares held by each individual shareholder would be reduced if the Share Consolidation is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. The transaction costs to shareholders selling “odd lots” are typically higher on a per share basis. Consequently, the Share Consolidation could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position. In addition, national securities exchanges have certain requirements with respect to the number of round lot holders, which may be relevant to the extent the Company tries to list the Class A ordinary shares on a national securities exchange.

Although our Board believes that the decrease in the number of our Class A ordinary shares outstanding as a consequence of the Share Consolidation and the anticipated increase in the market price of our Class A ordinary shares could encourage interest in our Class A ordinary shares and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Share Consolidation.

Determination of the Share Consolidation Ratio

In determining the ratio to be used, the Board will consider various factors, including, but not limited to, (i) the potential impact and anticipated benefits to the Company and its shareholders, (ii) market conditions and existing and expected market price of the Company’s Class A ordinary shares at such time, (iii) the number of shares that will be outstanding after the Share Consolidation, (iv) the shareholders’ equity (deficit) at such time, (v) the trading volume of the Company’s Class A ordinary shares at such time, and (vi) any applicable Nasdaq compliance requirements.

Effecting the Share Consolidation

If the shareholders approve this proposal, upon the Board’s determination to proceed with the Share Consolidation, the Company will file the notice of ordinary resolution with the Registrar of Companies of the Cayman Islands. If the Board effectuates the Share Consolidation, the Share Consolidation will be effective as of the date set forth in the Board resolution approving the effectuation of the Share Consolidation and approving the ratio of the Share Consolidation (the “Effective Time”). Such Board resolution would also be filed with the Registrar of Companies of the Cayman Islands.

After the Effective Time, our Class A ordinary shares will have a new CUSIP number, which is a number used to identify our securities, and share certificates with the old CUSIP number will need to be exchanged for share certificates with the new CUSIP number using the procedures described below.

Effect on Outstanding Shares, Equity Awards and Certain Other Securities

If the Share Consolidation is implemented, the number of our Class A ordinary shares, if any, owned by each shareholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Class A ordinary shares, if any, owned by each shareholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such shareholder would have received as a result of the Share Consolidation. The number of our Class A ordinary shares that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Class A ordinary shares (no such options or other convertible securities exist for our Class V ordinary share or preference share), and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

The following tables show the number of Class A ordinary shares that would be (1) issued and outstanding (2) reserved as issuable underlying outstanding convertible, exercisable or exchangeable securities, and (3) authorized but unissued and unreserved, in each case upon the implementation of the Share Consolidation at certain possible exchange ratios from 1-for-2 to 1-for-10 based on share information as of the Record Date, at which time 1 Class V ordinary share and 0 preference share were outstanding and no further awards were issuable under the Plan:

Assuming the Approval of Resolution No. 3, the Shares Capital Increase Proposal, such that the Authorized Shares Increase Post-Share Consolidation
Share Consolidation Ratio(1)(2)	Pre-consolidation	1-for-2	1-for-5	1-for-10
Class A Ordinary Shares Issued and Outstanding	50,209,716	25,104,858	10,041,944	5,020,972
Reserved Class A Ordinary Shares Underlying Outstanding Convertible, Exercisable or Exchangeable Securities(3)	21,146,811	10,573,406	4,229,363	2,114,682
Class A Ordinary Shares Authorized but Unissued and Unreserved	424,018,341	212,009,157	84,803,663	42,401,832

(1)	The Board may select an exchange ratio up to 1-for-10.
(2)	The actual number of Class A ordinary shares after the Share Consolidation may vary due to rounding of fractional shares as discussed below.
(3)	Assumes that no additional reserve will be set up for the Plan or for any convertible, exercisable, or exchangeable securities the Company may issue prior to the Effective Time.

Fractional Shares; Exchange of Share Certificates

Our Board does not currently intend to issue fractional shares in connection with the Share Consolidation. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to shareholders who would otherwise hold a fractional share because the number of shares of Class A ordinary shares they hold before the Share Consolidation is not evenly divisible by the Share Consolidation ratio that number of Class A ordinary shares, as rounded up to the nearest whole share. For example, if a shareholder would hold 150.75 Class A ordinary shares following the Share Consolidation, that shareholder would receive 151 Class A ordinary shares. No shareholders will receive cash in lieu of fractional shares. As of the Record Date, we had 38 holders of record of our Class A ordinary shares (although we have significantly more beneficial holders), 1 holder of record of our Class V ordinary share, and 0 holders of record of our preference shares. We do not expect the Share Consolidation and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Share Consolidation.

If the Share Consolidation is authorized by the shareholders, and the Board elects to implement the Share Consolidation, shareholders will be notified as soon as practicable after the Effective Time (including through our current report on a Form 8-K) that the Share Consolidation has been effected. The Company’s transfer agent will act as “exchange agent” for purposes of implementing the exchange of any outstanding share certificates. Holders of pre-Share Consolidation shares will be asked to surrender to the exchange agent any certificates representing pre-Share Consolidation Class A ordinary shares in exchange for post-Share Consolidation shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company.

Until surrender, each certificate representing Class A ordinary shares before the Share Consolidation would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the Share Consolidation rounded up to the nearest whole share. No new post-Share Consolidation share certificates, including those representing whole shares to be issued in lieu of fractional shares will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

SHAREHOLDERS SHOULD NOT DESTROY ANY PRE-SHARE CONSOLIDATION SHARE CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Certain of our registered holders of Class A ordinary shares hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have share certificates evidencing their ownership of our Class A ordinary shares. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with our transfer agent, the shareholder will need to return a properly executed and completed letter of transmittal.

Shareholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to effect the Share Consolidation for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees. Shareholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

Provided the Share Consolidation Proposal is approved, the authorized number of our Class A ordinary shares will be decreased in proportion to the Share Consolidation at the Effective Time. As a result, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will remain unchanged. The authorized but unissued Class A ordinary shares and the preference shares will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our shareholders, except as required by applicable laws and regulations. Authorized but unissued Class A ordinary shares and preference shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting share dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. Our future plans to address capital or liquidity needs may potentially include, without limitation, one or more of the following: (1) securing equity or debt capital in private or public transactions, or (2) offering to exchange some or all of our outstanding forward purchase agreement liabilities for equity and/or other securities or other consideration, through privately negotiated transactions or otherwise. Notwithstanding the above, at this time the Company has no definitive plan to proceed with any such transactions except those already disclosed in our SEC filings. The Board believes that the number of Class A ordinary shares and preference shares available for issuance following the Share Consolidation will be sufficient to support our projected need for additional equity capital.

In accordance with our Articles and Cayman Islands law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

We are not effectuating this Share Consolidation to establish any barriers to a change of control or acquisition of our Company. The Class A ordinary shares that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, share dividends, share subdivisions and the granting of equity incentive awards. While these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or cause a significant change in ownership or make such actions more expensive and less desirable, the Share Consolidation does not affect our Board’s authority to issue additional shares from time to time without delay or further action by the shareholders except as may be required by applicable law. The Share Consolidation is not being recommended in response to any specific effort of which we are aware to obtain control of us or cause a significant change in ownership, nor does our Board have any present intent to use the authorized but unissued Class A ordinary shares to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects, although the Company reserves its right to take such actions if the Board determines it is in the best interest of the Company, which may include preserving tax assets.

In addition, the issuance of additional Class A ordinary shares for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Class A ordinary shares, and, depending on the circumstances, and would likely dilute a shareholder’s percentage voting power in us.

Accounting Consequences

The Share Consolidation will not have an effect on the stated capital attributable to Class A ordinary shares on our balance sheet because the par value of each of the Class A ordinary shares will be increased by the same ratio as the ratio contemplated by the Share Consolidation. Reported net income or loss per Class A ordinary share and book value per Class A ordinary share will be higher because there will be fewer outstanding Class A ordinary shares.

Material United States Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Share Consolidation to U.S. holders (as defined below). As used herein, the term “U.S. holder” means a beneficial owner of our Class A ordinary shares that is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person. This discussion is for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, nor does it address any aspects of U.S. federal gift and estate tax laws, state, local or non-U.S. taxes, any alternative minimum tax, or the Medicare tax on net investment income. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Class A ordinary shares as “capital assets” (generally, property held for investment). This summary is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Share Consolidation. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) or an opinion of counsel regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to those discussed below regarding the tax consequences to U.S. holders of the Share Consolidation.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Class A ordinary shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Class A ordinary shares, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Share Consolidation.

We intend to take the position that the Share Consolidation constitutes a recapitalization for U.S. federal income tax purposes. Assuming the Share Consolidation so qualifies, a U.S. holder will not recognize gain or loss on the Share Consolidation (except with respect to the rounding up of any fractional share), the aggregate tax basis of the Class A ordinary shares received by a U.S. holder in the Share Consolidation will be equal to the aggregate tax basis of the Class A ordinary shares exchanged therefor (less any portion of such basis allocable to a fractional share), and the holding period for the Class A ordinary shares received by a U.S. holder in the Share Consolidation will include the holding period of the shares exchanged therefor. However, even assuming that the Share Consolidation qualifies as a recapitalization, U.S. holders whose fractional shares resulting from the Share Consolidation are rounded up to the nearest whole share may recognize gain for U.S. federal income tax purposes equal to the value of the additional fractional share. If any such gain were recognized, we believe that the gain would not be material. U.S. Holders should consult their own tax advisors regarding the tax consequences of the Share Consolidation for U.S. federal income tax purposes. A U.S. holder that acquired Class A ordinary shares on different dates and at different prices should consult their tax advisors regarding allocating the tax basis and holding period from the Class A ordinary shares surrendered in the Share Consolidation to the Class A ordinary shares received in the Share Consolidation.

Each shareholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and non-U.S. income and other tax consequences of the Share Consolidation.

Board Recommendation and Required Vote

Our Board unanimously recommends that you vote FOR the resolution below:

To resolve, by ordinary resolution, that the Company’s Board of Directors (the “Board”) be authorized to effect a consolidation of the Company’s authorized and issued Class A ordinary shares, at a ratio of up to one-for-ten (1:10) (the “Approved Consolidation Ratio”), with the exact ratio to be set at a whole number within this range, as determined by the Board in its sole discretion to be implemented at such date and time as determined by the Board, provided such implementation occurs prior to the Company’s next annual general meeting, if at all, as determined by the Board in its sole discretion, and that, upon implementation, each such number of Class A ordinary shares of the Company, whether issued or unissued, as is equal to the consequent of the Approved Consolidation Ratio shall be consolidated into one Class A ordinary share of the Company with a par value equal to US$0.0001 multiplied by the consequent of the Approved Consolidation Ratio, such that upon implementation the authorized share capital of the Company shall be amended from US$50,500.0001 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 1 Class V ordinary share of a par value of US$0.0001 and 5,000,000 preference shares of a par value of US$0.0001 each, to US$50,500.0001 divided into (i) such number of Class A ordinary shares as is determined by dividing 500,000,000 by the consequent of the Approved Consolidation Ratio (the “Consolidated Class A Ordinary Shares”) each of a par value equal to the amount in US$ as is determined by multiplying US$0.0001 by the consequent of the Approved Consolidation Ratio (the “Consolidated Class A Ordinary Shares Par Value”), (ii) 1 Class V ordinary share of a par value of US$0.0001 and (iii) 5,000,000 preference shares of a par value of US$0.0001 (the “Consolidated Authorized Share Capital”).

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the approval of the share consolidation proposal, as disclosed in this proxy statement. Assuming the presence of a quorum, the required vote to approve the proposal is an ordinary resolution, which requires the affirmative vote of the holders holding a simple majority of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

RESOLUTION NO. 4

APPROVAL OF AMENDMENT OF ARTICLES TO REFLECT SHARE CONSOLIDATION

To effect the Share Consolidation, if authorized by Resolution No. 3, the Company’s Articles will be amended to reflect the adjusted share capital and the par value of the Class A ordinary shares. The Company seeks the shareholders’ approval that upon shareholder approval of Resolution No. 3, and at an Effective Time based on the share consolidation ratio determined by the Board as authorized by Resolution No. 3, Section 5 of the Company’s Second Amended and Restated Memorandum of Association and the definition of “Class A Shares” in the Articles will be amended to reflect the effects of the Share Consolidation.

Board Recommendation and Required Vote

Our Board unanimously recommends that you vote FOR the resolution below:

To resolve, by special resolution, that subject to the shareholder approval of the Share Consolidation Proposal and contingent upon the Board’s positive decision to implement a consolidation of Class A ordinary shares as authorized by the Share Consolidation Proposal, Section 5 of the Company’s Second Amended and Restated Memorandum of Association and the definition of “Class A Shares” in the Articles be amended to reflect the effect of the share consolidation.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the approval of the amendment of the Articles to effect the Share Consolidation, as disclosed in this proxy statement. Assuming the presence of a quorum, the required vote to approve the proposal is a special resolution, which requires the affirmative vote of the holders holding at least 75% of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

RESOLUTION NO. 5

APPROVAL OF AMENDMENT TO ARTICLES TO MODIFY SECTION 26.1

The Board has approved, declared advisable and is recommending that shareholders approve, through a special resolution, that Section 26.1 of the Company’s Articles be amended by replacing the section in its entirety with the Amendment No. 1 to the Articles.

The following discussion is qualified in its entirety by reference to Amendment No. 1 to the Articles, which is attached to this proxy statement as Appendix A, and is incorporated herein by reference.

Amendment No. 1 to the Articles

The Board seeks shareholder approval and adoption of an amendment to the Company’s articles to replace the reference in Section 26.1 from “There shall be a board of Directors consisting of seven persons provided, however that (A) the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors and (B) four of the Directors shall be Independent Directors” to “There shall be a board of Directors consisting of five persons provided, however that (A) the Directors or the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors and (B) a majority of the Directors shall be Independent Directors.”

Board Recommendation and Required Vote

Our Board unanimously recommends that you vote FOR the resolution below:

To resolve, by special resolution, that Section 26.1 of the Company’s second amended and restated memorandum and articles of association (the “Articles”) be amended by replacing the section in its entirety with the Amendment No. 1 to the Articles.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the approval of the articles amendment proposal, as disclosed in this proxy statement. Assuming the presence of a quorum, the required vote to approve the proposal is a special resolution, which requires the affirmative vote of the holders holding at least 75% of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

ADDITIONAL INFORMATION

Future Shareholder Proposals and Nominations for the Next Annual General Meeting

Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our next annual general meeting (“2027 Annual Meeting”) of shareholders must be received by us no later than October 9, 2026, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this proxy statement, and must comply with the requirements of the proxy rules promulgated by the SEC. Shareholder proposals should be addressed to our legal department at 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore. However, in the event that the Company holds its 2027 Annual Meeting more than 30 days before or 30 days after the one-year anniversary date of this Annual Meeting, the Company will disclose the new deadline by which shareholder proposals must be received.

Shareholders who intend to solicit proxies in support of director nominees other than the Board of Directors’ nominees in accordance with Rule 14a-19 under the Exchange Act must provide notice in writing delivered to or mailed and received at our principal executive officer no later than December 8, 2026, which is not more than 60 calendar days prior to the one year anniversary of the date of the Notice of Annual General Meeting of the Company for the immediately preceding annual general meeting. In the case of where no annual general meeting was held in the previous year or an annual general meeting that is called for a date that is not within 30 days from the anniversary date of the immediately preceding annual general meeting, notice must be provided by the later of 60 days prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual general meeting is first made by the Company.

Recommendations from shareholders which are received after the deadline likely will not be considered timely for consideration by the Company for next year’s annual meeting.

Householding - Shareholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our Notice or other proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees and also helps protect the environment.

We expect that a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single Notice and, if applicable, a single set of other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, other proxy materials, you may write or email our Investor Relations department at 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore, email: IR@aeriestechnology.com, or call our Transfer Agent at 800-509-5586.

Any shareholders who share the same address and currently receive multiple copies of our Notice or other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding.

ANNUAL REPORT ON FORM 10-K

YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2025, BY SENDING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS: AERIES TECHNOLOGY, INC. AT 60 PAYA LEBAR ROAD, #08-13, PAYA LEBAR SQUARE, SINGAPORE, ATTN: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT IR@AERIESTECHNOLOGY.COM and HTTPS://IR.AERIESTECHNOLOGY.COM/.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Raman Kumar

Raman Kumar

Chairman

February 6, 2026

Appendix A

AMENDMENT NO. 1 TO THE COMPANY’S SECOND AMENDED AND RESTATED

ARTICLES AND MEMORANDUM OF ASSOCIATION OF AERIES TECHNOLOGY

RESOLVED, as a special resolution, that Article 26.1 of Company’s Second Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 26.1:

“There shall be a board of Directors consisting of five persons provided, however that (A) the Directors or the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors and (B) a majority of the Directors shall be Independent Directors.”

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026

Vote by Internet – QUICK ★★★ EASY
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AERIES TECHNOLOGY, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 2, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/aeriestechnology/2026

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

AERIES TECHNOLOGY, INC.

PROXY FOR THE 2026 ANNUAL GENERAL MEETING
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Bhisham (Ajay) Khare, Venu Raman Kumar, or any of them as proxy of the undersigned to attend the 2026 Annual General Meeting (the “Annual Meeting”) of Aeries Technology, Inc. (the “Company”), to be held via teleconference as described in the Proxy Statement on March 3, 2026 at 8:30 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated February 6, 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)

2026 AERIE S TECHNOLOG Y , IN C . PLEASE D O NO T RETUR N THE PROXY CARD IF YOU AR E VOTING ELECTRONICAL L Y . 20354 9 Aeris T echnolog y Inc. Proxy Car d Rev 1 ‘Front YOUR VOTE IS IMPOR T AN T . PLEASE VOTE T OD A Y . V ot e b y Interne t - QUIC K ˜˜˜ EAS Y IMMEDI A T E - 2 4 Hour s a Da y , 7 Day s a W ee k o r b y Mail Y our Internet vot e authorize s the named proxies ▲ FOL D HER E • D O NO T SE P AR A T E ▲ INSER T I N ENVELOP E PROVIDE D ▲ PROXY CARD AERIE S TECHNOLOG Y , IN C . PROXY FOR THE 202 6 ANNUA L GENERAL MEETING THIS PROXY IS SOLICITED B Y THE BOAR D OF DIREC T ORS The undersigne d hereb y appoint s Bhisham (Ajay) Khare, V en u Rama n Kuma r , o r an y o f them as prox y o f the undersigne d to atten d the 202 6 Annual General Meeting (the “Annual Meeting”) of Aeries T echnolog y , Inc . (the “Company”), to b e hel d via teleconference a s describe d i n the Proxy Statement o n March 3 , 202 6 a t 8 : 3 0 a . m . Eastern time, an d an y postponemen t o r adjournment thereof, an d to vote a s i f the undersigne d wer e then an d there personall y presen t o n al l matters set forth i n the Notic e o f Annual Meeting, date d February 6 , 202 6 (the “Notice”), a copy o f whic h has bee n received b y the undersigned , a s follows : THIS PROXY WILL B E VOTED IN ACCORDANC E WITH THE SPECIFIC INDIC A TION . IN THE ABSENC E OF SUCH INDIC A TION, THIS PROXY WILL B E VOTED “FOR” EACH PROPOSAL AND , A T THE DISCRETIO N OF THE PROXY HOLDER , ON AN Y OTHER M A TTERS TH A T M A Y PROPE R L Y COM E BEFOR E THE ANNUA L MEETING OR AN Y POSTPONEMENT OR ADJOURNMEN T THEREO F . (Continued an d to be marked , dated an d signed , on the other side) to vot e you r share s in the sam e manne r a s if you marked , signe d an d returne d you r proxy card . V otes submitte d electronicall y over the Internet mus t be receive d by 1 1 : 5 9 p . m . , Eastern T ime, on March 2 , 2026 . INTERNET – ww w .cstproxyvote.com Us e the Internet to vote your prox y . Hav e your prox y card availabl e whe n you acces s the abov e website . Follow the prompt s to vote your shares. VOT E A T TH E MEETIN G – If you pla n to atten d the virtual online annua l meeting, you wil l nee d your 1 2 digit control numbe r to vote electronicall y a t the annua l meeting. T o attend: https://ww w .cstprox y .com/ aeriestechnology/2026 MAIL – Mark, sign an d dat e your prox y card an d return i t i n the postage - pai d envelope provided.

2026 20354 9 Aeris T echnolog y Inc. Proxy Car d Rev 1 Back Important Notic e Regardin g the A vailabilit y of Proxy Materials for the Annua l General Meeting to be Hel d on March 3 , 2026: The Proxy Statement is availabl e at https://ww w .cstprox y .com/aeriestechnology/2026 and https://i r .aeriestechnolog y .com. Resolutio n No . 1 — T o resolve , b y ordinar y resolution , Alo k Kochha r , Biswajit Dasgupta , Nin a B . Shapir o an d Bhisha m (Ajay ) Khar e b e appointe d a s directors t o serv e fo r suc h ter m a s provide d i n th e Company ’ s memorandu m an d article s of associatio n the n i n effec t an d unti l thei r respectiv e successor s ar e dul y appointed an d qualified , o r unti l thei r earlie r death , resignatio n o r removal : 1a . T o resolve , b y ordinar y resolution , tha t Alo k Kochha r FOR AGAINS T ABS T AIN b e appointe d a s a directo r t o serv e fo r suc h ter m as provide d i n th e Company ’ s memorandu m an d article s of associatio n the n i n effec t an d unti l hi s successo r i s dul y appointe d an d qualified , or unti l hi s earlie r death , resignatio n o r removal; 1b . T o resolve , b y ordinar y resolution , tha t Biswaji t FOR AGAINS T ABS T AIN Dasgupt a b e appointe d a s a directo r t o serv e fo r such ter m a s provide d i n th e Company ’ s memorandu m and article s o f associatio n the n i n effec t an d unti l hi s successo r i s dul y appointe d and qualified , o r unti l hi s earlie r death , resignatio n o r removal; 1 c . T o resolve , b y ordinar y resolution , tha t Nin a B . FOR AGAINS T ABS T AIN Shapir o b e appointe d a s a directo r t o serv e fo r suc h term a s provide d i n th e Company ’ s memorandu m an d articles o f associatio n the n i n effec t an d unti l he r successo r is dul y appointe d an d qualified , o r unti l he r earlie r death , resignatio n o r removal . 1 d . T o resolve , b y ordinar y resolution , tha t Bhisha m (Ajay) Khar e b e appointe d a s a directo r t o serv e fo r suc h term a s provide d i n th e Company ’ s memorandu m an d articles o f associatio n the n i n effec t an d unti l hi s successo r is dul y appointe d an d qualified , o r unti l hi s earlie r death , resignatio n o r removal. Resolutio n No . 2 — T o resolve , b y specia l resolution, tha t th e selectio n o f Manoha r Chowdhr y & Associate s as th e Company ’ s independen t registere d publi c accounting fir m fo r it s fisca l year s ende d Marc h 31 , 202 6 b e confirmed , adopted , approve d and ratifie d i n al l respects. Resolutio n No . 3 — T o resolve , b y ordinar y resolution, tha t th e Company ’ s Boar d o f Director s (th e “Board” ) be authorize d t o effec t a consolidatio n o f th e Company ’ s authorize d an d issue d Clas s A ordinar y shares , a t a rati o o f u p t o one - for - te n ( 1 : 10 ) (th e “Approve d Consolidatio n Ratio”) , wit h th e exac t rati o t o b e se t a t a whol e number withi n thi s range , a s determine d b y th e Boar d i n it s sol e discretio n t o b e implemented a t suc h dat e an d tim e a s determine d b y th e Board , provide d suc h implementation occur s prio r t o th e Company ’ s nex t annua l genera l meeting , i f a t all , a s determined b y th e Boar d i n it s sol e discretion , an d that , upo n implementation , eac h suc h number o f Clas s A ordinar y share s o f th e Compan y , whethe r issue d o r unissued , a s i s equal t o th e consequen t o f th e Approve d Consolidatio n Rati o shal l b e consolidate d into on e Clas s A ordinar y shar e o f th e Compan y wit h a pa r valu e equa l t o US $ 0 . 0001 multiplie d b y th e consequen t o f th e Approve d Consolidatio n Ratio , suc h tha t upon implementatio n th e authorize d shar e capita l o f th e Compan y shal l b e amende d from US $ 50 , 500 . 000 1 divide d int o 500 , 000 , 00 0 Clas s A ordinar y share s o f a pa r value o f US $ 0 . 000 1 each , 1 Clas s V ordinar y shar e o f a pa r valu e o f US $ 0 . 000 1 and 5 , 000 , 00 0 preferenc e share s o f a pa r valu e o f US $ 0 . 000 1 each , t o US $ 50 , 500 . 0001 divide d int o (i ) suc h numbe r o f Clas s A ordinar y share s a s i s determine d by dividin g 500 , 000 , 00 0 b y th e consequen t o f th e Approve d Consolidatio n Rati o (the “Consolidate d Clas s A Ordinar y Shares” ) eac h o f a pa r valu e equa l t o th e amoun t in US $ a s i s determine d b y multiplyin g US $ 0 . 000 1 b y th e consequen t o f th e Approved Consolidatio n Rati o (th e “Consolidate d Clas s A Ordinar y Share s Pa r V alue”) , (ii ) 1 Clas s V ordinar y shar e o f a pa r valu e o f US $ 0 . 000 1 an d (iii ) 5 , 000 , 00 0 preference share s o f a pa r valu e o f US $ 0 . 000 1 (th e “Consolidate d Authorize d Shar e Capital”) ; Resolutio n No . 4 — T o resolve , b y specia l resolution, tha t subjec t t o th e shareholde r approva l o f th e Share Consolidatio n Proposa l an d contingen t upo n th e Board’ s positiv e decisio n t o implemen t a consolidatio n o f Clas s A ordinar y share s as authorize d b y th e Shar e Consolidatio n Proposal , Sectio n 5 o f th e Company ’ s Second Amende d an d Restate d Memorandu m o f Associatio n an d th e definitio n o f “Class A Shares ” i n th e Company ’ s secon d amende d an d restate d memorandu m and article s o f associatio n (th e “Articles” ) b e amende d t o reflec t th e effec t o f th e share consolidation ; and Resolutio n No . 5 — T o resolve , b y specia l resolution, tha t Sectio n 26 . 1 o f th e Article s b e amende d b y replacing th e sectio n i n it s entiret y wit h th e Amendmen t No . 1 t o the Articles , a cop y o f whic h i s attache d t o th e Company ’ s prox y statemen t fo r th e 2026 Annua l Meeting. PLEAS E NOTE : SHAREHOLDE R SHOUL D SIG N TH E PROX Y PROMPT L Y AN D RETUR N IT I N TH E ENCLOSE D ENVELOP E A S SOO N A S POSSIBL E T O ENSUR E TH A T IT IS RECEIVE D BEFOR E TH E ANNUA L MEETING . PLEAS E INDIC A T E ANY ADDRES S O R TELEPHON E NUMBE R CHANGE S I N TH E S P AC E BELO W . PLEAS E COMPLET E TH E FOLLOWING : I pla n t o atten d th e Annua l Meetin g (Chec k one): Y e s No Numbe r o f attendees : CONTRO L NUMBER Signature Signature, if held jointly Date , 2026 Sign exactly as your name(s) appears on your share certificate(s) . A corporation is requested to sign its name by its President or other authorized office r , with the office held designated . Executors, administrators, trustees, etc . , are requested to so indicate when signing . If a share certificate is registered in two names or held as join t tenants o r a s community propert y , bot h intereste d person s should sign . you r your vote s votes lik e lik e thi s this FOR AGAINS T ABS T AIN FOR AGAINS T ABS T AIN FOR AGAINS T ABS T AIN FOR AGAINS T ABS T AIN FOR AGAINS T ABS T AIN PROXY CARD THE BOAR D OF DIREC T ORS RECOMMEND S A VOTE “FOR” AL L PROPOSALS. Please mark X